NUVEEN Exchange-Traded Funds

DECEMBER 31, 1999

           SEMIANNUAL REPORT

DEPENDABLE, TAX-FREE INCOME TO HELP YOU KEEP MORE OF WHAT YOU EARN.

NQF
NUF
NFL
Florida

Photo of: People walking on the beach.

Financial Information
As of December 31, 1999

Credit Quality
================================================================================

Nuveen Florida Investment Quality Municipal Fund (NQF)

                    o    Dividend per share of $.079
                    o    Market yield on share price of 7.22%
                    o    Taxable-equivalent yield on share price of 10.46%*

Pie Chart:
AAA/U.S. Guaranteed                74%
AA                                 20%
A                                  1%
BBB/NR                             5%


Nuveen Florida Quality Income Municipal Fund (NUF)

                    o    Dividend per share of $.076
                    o    Market yield on share price of 7.05%
                    o    Taxable-equivalent yield on share price of 10.22%*

Pie Chart:
AAA/U.S. Guaranteed                69%
AA                                 15%
A                                  10%
BBB/NR                             6%


Nuveen Insured Florida Premium Income Municipal Fund (NFL)

                    o    Dividend per share of $.0665
                    o    Market yield on share price of 6.26%
                    o    Taxable-equivalent yield on share price of 9.07%*

Pie Chart:
Insured                            82%
Insured & U.S. Guaranteed          18%




   Contents
 1 Dear Shareholder
 3 Florida Portfolio Manager's Comments
 6 NQF Performance Overview
 7 NUF Performance Overview
 8 NFL Performance Overview
 9 Shareholder Meeting Report
11 Portfolio of Investments
23 Statement of Net Assets
23 Statement of Operations
24 Statement of Changes in Net Assets
25 Notes to Financial Statements
30 Financial Highlights
32 Build Your Wealth Automatically
33 Fund Information


   Past performance is not predictive of future results
* For investors in the 31% federal income tax bracket. See your fund's Performance Overview in this report for more information.

Sidebar text: Wealth takes a lifetime to build. Once achieved, it should be preserved.

photo of: Timothy R. Schwertfeger Chairman of the Board

Dear Shareholder

I am pleased to report to you on the performance of your Nuveen Exchange-Traded Fund. Providing a stable, attractive tax-free dividend is the Fund's main objective, and over the past six months, your Fund continued to achieve this goal. During the period covered by this report, we have seen some changes in the U.S. investment climate and the fixed-income environment in which your Nuveen Exchange-Traded Fund operates. I appreciate the opportunity to review the current investment environment with you, as does the portfolio manager of your Fund, who discusses fund performance later in this report.

A CHALLENGING INVESTMENT ENVIRONMENT
During 1999, the U.S. economy enjoyed its ninth consecutive year of continuous expansion, characterized by surprisingly robust growth, benign inflation, and unemployment levels that remained among the lowest in three decades. However, concerns about the persistent pace of economic expansion continued to test the new paradigm, which holds that the improvements in productivity achieved through technology enable us to have both economic growth and low inflation at the same time. As investors watched and reacted to every economic report, volatility increased, especially in the equity markets, and the spectre of inflation seemed to lurk behind each statistic. Especially worrisome to the Federal Reserve was the possibility that tight labor markets would eventually have an inflationary effect on wages and, consequently, on consumer prices.

In an effort to pre-empt this threat of inflation, the Fed moved to raise interest rates by a quarter-point on three separate occasions between June and November 1999. This brought the federal funds rate - which represents the amount banks charge one another on overnight loans, setting the standard for short-term market rates - from 4.75% to 5.50%. This series of rate increases, however, had little impact on consumer confidence, which went on to hit a 31-year high, or on consumer spending, which continued to serve as the main engine powering the country's economic expansion.

At its November meeting, the Fed announced that it would shift to a neutral stance following that month's interest rate increase, giving the markets some respite during the Y2K transition. However, the Fed's indication that it would continue to closely watch the pace of economic growth for any signs of inflationary pressure left the door open for additional tightenings. In January 2000, the annual rotation among members of the Fed's Open Market Committee, the body that ultimately decides interest rate policy, put several members considered more "hawkish" on inflation-fighting into voting slots. As a result, on February 2, the Fed again raised interest rates another 25 basis points. The federal funds rate now stands at 5.75%, though the Fed hinted at additional increases throughout 2000.

MUNICIPAL BOND PERFORMANCE
Despite the evidence of the Federal Reserve's continued vigilance on the inflation front, the cumulative effect of these economic events was negative for the fixed-income markets, including municipal bonds. As the Fed's monetary tightenings prompted a rise in bond yields, bond prices slumped, and all but the shortest maturity bond funds suffered losses.

On a more positive note, over the past year our exchange-traded municipal bond funds continued to offer attractive, stable income in a market that places a high premium on yield. At the end of December 1999, long-term municipal yields, represented by the Bond Buyer 25 Revenue Index, offered 96% of 30-year Treasury yields, compared with the historical average of 86% for the period 1986-1999. For investors, this meant that yields on quality long-term municipal bonds were comparable to those of long-term Treasury bonds - even before the tax advantages of municipals were taken into account. Of course, Treasuries are backed by the full faith and credit of the U.S. government. Even so, on an after-tax basis, municipal bonds continued to present an exceptionally attractive investment option relative to Treasuries.

During 1999, we saw the supply of municipal bonds drop off from the near-record levels of 1998. This was largely due to the increase in interest rates, which deterred municipal governments from issuing new debt and removed much of the incentive to refund existing bonds. For the year, municipal supply declined by 21% from 1998 levels. We anticipate that demand from individual investors will strengthen as they increasingly look at rebalancing their portfolios. With the outlook for tighter supply and continued demand in the months ahead, Nuveen's established market position as the leading sponsor of exchange-traded municipal bond funds should give us excellent access to bond offerings that have the potential to add value for our shareholders.

NUVEEN FUNDS:
AN ANSWER TO YOUR INVESTMENT NEEDS
In light of the recent changes in the investment environment, your financial adviser can serve as a valuable resource in helping you determine if adjustments are needed in your current asset allocation plan and suggesting investments that can add diversification to your portfolio. By investing in other Nuveen funds, you can bring balance to your portfolio and gain exposure to the different types of investments that can enhance your potential for success. Your adviser can also establish a reinvestment plan designed to purchase additional shares of your Nuveen Exchange-Traded Fund. For more information on Nuveen's expanding array of funds, contact your financial adviser for a prospectus detailing all charges and expenses, or call Nuveen at (800) 257-8787. Please read the prospectus carefully before you invest or send money.

THE NEW MILLENNIUM
During 1999, Nuveen committed significant resources - both financial and personal - to ensuring that the transition to the year 2000 caused no disruptions for our shareholders. Our preparations included advance testing of all critical operating systems and careful review of each municipal issuer's Y2K compliance, with special attention to the largest and more volatile holdings in our Funds' portfolios. We were assisted in our efforts by securities industry oversight organizations, including the Securities Industry Association, the Municipal Securities Rulemaking Board, and the Securities and Exchange Commission, as well as various rating agencies and insurance companies. As a result, we were fully prepared for the transition, from an operational as well as an investment perspective. As expected, the Y2K transition was a non-event for our company and our shareholders as well as throughout the general economy. The diligence of the financial industry as a whole in dealing with the Y2K transition should prove to have ongoing benefits for investors.

Since 1898, Nuveen has been synonymous with investments that stand the test of time. As we enter the new millennium, we remain committed to maintaining that reputation and finding the best ways to serve your evolving investment needs. Thank you for your continued confidence.

Sincerely,

/s/ TIMOTHY R. SCHWERTFEGER
TIMOTHY R. SCHWERTFEGER
Chairman of the Board

February 15, 2000



sidebar text:"With the outlook for tighter supply and continued demand in the months ahead, Nuveen's established market position as the leading sponsor of exchange-traded municipal bond funds should give us excellent access to bond offerings that have the potential to add value for our shareholders."

Nuveen Florida Exchange-Traded Funds
Portfolio Manager's Comments
Portfolio manager Tom O'Shaughnessy discusses the market environment in Florida, fund performance, and the key strategies used to manage the Nuveen Florida Funds. Tom, who has more than 16 years of experience as an investment professional at Nuveen, has had portfolio management responsibility for the Nuveen Florida Investment Quality Municipal Fund (NQF) and the Nuveen Florida Quality Income Municipal Fund (NUF) since their inceptions in 1991. Tom has also managed the Nuveen Insured Florida Premium Income Municipal Fund (NFL) from its inception in December 1992 through January 1995 and from July 1998 through the present.


WHAT FACTORS AFFECTED FLORIDA'S ECONOMY DURING THE 12 MONTHS ENDED
DECEMBER 31, 1999?
Florida's economy continued to perform well in 1999, with strong job growth in almost every sector, particularly services, construction, and transportation. The tourism industry remained a vital part of the Florida economy, and the addition of new tourist destinations in 1999 provided a further boost to the already robust growth in this sector. The nascent recovery of Latin American markets from the global financial crisis of 1997-1998 also boded well for the state's export industry, as four of the state's top five export markets - Brazil, Venezuela, Colombia, and Argentina - are located in that region. To meet the demand generated by growing tourism and exports, a number of major airport and port renovations are planned, primarily in Miami, Tampa, and Jacksonville.

The state's population continued to expand in 1999, largely as the result of foreign migration, which accounted for 40% of the state's new residents. In December 1999, unemployment in the state was 3.8%, down from 4.2% in December 1998 and below the national average of 4.1%. While tight labor markets in other states threatened to dampen economic growth, Florida's rapid population growth served to offset the state's low unemployment numbers and prevent labor shortages. Although personal income continued to show healthy gains, Floridians' per capita income slightly lagged the national average, restrained by the fixed incomes of much of the state's large retired population.

Over the next year, Florida is expected to remain among the nation's top performing state economies, although the pace of growth may moderate from that of the past few years. With plans for new theme parks and hotel expansions, tourism should continue to provide strong job growth throughout the state, especially in the services and construction sectors. In addition, all types of businesses should continue to be attracted by Florida's low business costs and favorable regulatory environment.

HOW DID THESE EVENTS IMPACT THE MUNICIPAL MARKET IN FLORIDA?
The state's ongoing economic strength translated into strong tax collections and municipal revenues and helped to bolster the overall creditworthiness of the Florida municipal market. In 1999, new municipal issuance in Florida totaled $11.6 billion, down 24% from 1998. The decline in the supply of new Florida paper closely tracked the national supply, which fell 21% from 1998 levels. The second half of 1999 saw a sharper drop-off, with only $5 billion in new state issuance versus $6.6 billion in the first half. Some of this decline can be attributed to the rising interest rate environment, as the refunding activity involving older debt typically declines as interest rates move higher. While supply fell in the primary market, a variety of factors, including rising interest rates, tax swaps, and Y2K liquidity concerns, contributed to a tremendous increase in secondary supply. Like many other states, Florida was swamped by supply in the secondary market in 1999.

Demand for Florida bonds remained relatively strong, strengthening somewhat at year-end as investors traded national paper for Florida-specific issues to avoid the intangibles tax, which applies to income earned on non-Florida investments. Overall, however, the demand from individual investors could not keep pace with the increased supply in the secondary market. This, in turn, had a negative impact on the prices of bonds issued by Florida municipalities.

WERE THE FUNDS' DIVIDENDS AFFECTED BY THIS ENVIRONMENT?
During the past year, good call protection helped to support the dividends of the Nuveen Florida Funds and shield their income from erosion. As of December 31, 1999, NQF had provided shareholders with 14 consecutive months of steady dividends. In addition, specific dividend management strategies, as well as the prudent use of leverage, enabled us to increase the dividends of NUF in May 1999 and NFL in both February and May 1999. At year-end 1999, NUF and NFL had provided shareholders with steady or increasing dividends for 17 and 20 consecutive months, respectively. All of the Nuveen Florida Funds continued to provide competitive market yields, as shown in the table on page four.

As leveraged funds, all three Florida Funds issue MuniPreferred shares that pay short-term interest rates to investors seeking short-term liquidity. Short-term municipal rates are usually - but not always - lower than long-term rates. The proceeds from these preferred shares are then used to buy additional long-term bonds for the Funds' portfolios. When short-term interest rates remain below long-term rates, common shareholders can potentially earn extra net income from the difference between the rate earned on a fund's long-term portfolio and the short-term rate paid to preferred shareholders. While the use of leverage can increase the volatility of a fund's net asset value (NAV) and income, adding higher risk than that associated with non-leveraged funds, the leveraged fund is usually compensated for this additional risk in the form of higher yields.

During the past year, the leverage ratios of NUF and NQF fell below the Nuveen guideline of 35%. This led to the issuance of new MuniPreferred shares for both Funds in July. (NFL's leverage ratio remained above Nuveen's 35% guideline over the past 12 months.) Nuveen releveraged the Funds both to restore the original leverage ratio of 35% and to provide the potential for increased incremental tax-free income for common shareholders.

OVERALL, HOW DID THE NUVEEN FLORIDA FUNDS PERFORM OVER THE PAST YEAR?
For the 12 months ended December 31, 1999, the Nuveen Florida Funds produced total returns on NAV as shown in the accompanying table. For comparison purposes, the annual returns for the Funds' benchmarks - the Lehman Brothers Municipal Bond Index and the Lehman Brothers Insured Municipal Bond Index1 - and the Funds' Lipper Peer Group2 are also presented.

                                                              Lehman
                                            Total Return       Total      Lipper
                Market Yield                      on NAV     Return1    Average2
     -----------------------     -----------------------    --------    --------
                                   1-Year                     1-Year      1-Year
                    Taxable-        Ended       Taxable-       Ended       Ended
     12/31/99    Equivalent3     12/31/99    Equivalent3    12/31/99    12/31/99
     --------    -----------     --------    -----------    --------    --------
NQF     7.22%         10.46%       -4.82%         -2.02%      -2.06%      -7.92%
        -----         ------      -------         ------      ------      ------
NUF     7.05%         10.22%       -4.62%         -2.02%      -2.06%      -7.92%
        -----         ------      -------         ------      ------      ------
NFL     6.26%          9.07%       -8.23%         -5.93%      -3.27%      -7.92%
        -----         ------      -------         ------      ------      ------

Past performance is not predictive of future results.

For additional information on your Fund, see its Performance Overview in this report.


The underperformance of the Funds' total returns on NAV relative to their Lehman benchmarks can be attributed largely to the Funds' longer durations4. As of December 31, 1999, the durations of NQF and NUF were 11.07 and 10.13, respectively, compared with the Lehman Brothers Municipal Bond Index's 7.68. For the same point in time, NFL had a duration of 14.21, compared with 9.03 for the Lehman Insured Index.

Duration measures a bond fund's price volatility, or reaction to interest rate movements. The longer the duration, the more sensitive the fund's NAV is to changes in interest rates. During a period of falling interest rates, a long duration enables a fund's NAV to participate more fully in market gains. However, when interest rates rise (and bond values correspondingly fall), a long duration can make the fund's NAV more vulnerable to price declines. For the 12 months ended December 1999, the yield on the Bond Buyer 25 Revenue Bond Index5 rose from 5.26% to 6.23%. This meant that funds with longer durations, like the Nuveen Florida Funds, were more likely to underperform the market, as represented by the unleveraged Lehman Indexes.

Over the past 12 months, the duration of all three Florida Funds lengthened considerably, due largely to market action. In addition, proceeds from sold or called bonds were reinvested in issues with longer durations, which benefited the Funds by providing attractive yields and better call protection. The longer durations should help position the Florida Funds to regain net asset value if the bond market recovers and interest rates decline.

WHAT ABOUT THE FUNDS' SHARE PRICE PERFORMANCE?
In 1999, rising interest rates, inflation worries, and constant speculation about the Federal Reserve's next move created a negative environment in the fixed-income markets. In addition, concerns about the impact of the transition to the year 2000 precipitated an early start to tax-swap season, as investors attempted to offset profits in the equity markets by selling fixed-income investments at a loss. The liquidity concerns engendered by Y2K also prompted some investors to opt for money market funds and other short-term instruments as the best place to park cash over the year end.

All of these factors negatively impacted the market demand for exchange-traded funds, including the Nuveen Florida Funds. This resulted in declines in the Funds' share prices. Since the prevailing interest rate environment in December 1999 was higher than that of a year earlier, the Funds' NAVs also declined, as bond prices fell while interest rates rose. The supply/demand imbalance in Florida also hurt the prices of the bonds held by the Funds. As a result of these factors, all three Florida Funds saw their premiums (share price above
NAV) move to discounts (share price below NAV). With the market prices of these Funds lower than the actual value of the bonds in the Funds' portfolios, shareholders may want to consider taking advantage of this opportunity to add to their holdings of the Nuveen Florida Funds.


     Total Return on Share Price          Premium/Discount6
     ---------------------------         -------------------
     1-Year Ended       Taxable-
         12/31/99    Equivalent3         12/31/98   12/31/99
         --------    -----------        ---------   --------
NQF       -20.74%        -18.26%           12.40%     -6.12%
         --------       --------        ---------   --------
NUF       -20.10%        -17.67%            7.15%    -10.28%
         --------       --------        ---------   --------
NFL       -14.80%        -12.51%            0.08%     -7.27%
         --------       --------        ---------   --------



1 NQF and NUF's performances are compared with that of the Lehman Brothers
  Municipal Bond Index, an unleveraged index comprising a broad range of investment-grade municipal bonds, while the insured NFL is compared with the Lehman Brothers Insured Municipal Bond Index, an unleveraged index consisting of a broad range of insured municipal bonds. Results for both indexes do not reflect any expenses.

2 The total returns for the Nuveen Florida Funds are compared with the average annualized return of the 15 funds in the Lipper Florida Municipal Debt Funds category. Fund and Lipper returns assume reinvestment of dividends.

3 The taxable-equivalent yield/total return represents the yield/total return that must be earned on a taxable investment in order to equal the yield/total return of the Nuveen fund on an after-tax basis. The taxable-equivalent yield is based on the fund's current market yield and a federal income tax rate of 31%, while the taxable-equivalent total return is based on the annualized total return and the 31% federal income tax rate.

4 Fund duration, also known as leverage-adjusted duration, takes into account the leveraging process for the funds and therefore differs from the duration of the actual portfolio of individual bonds that make up the funds. Unless otherwise noted, references to duration in this commentary are intended to indicate fund duration.

5 The Bond Buyer 25 Revenue Bond Index is an unmanaged index of long-term municipal revenue bonds. 6 A fund's premium/discount represents the percentage difference between the fund's share price and its NAV.

WHAT KEY STRATEGIES WERE USED TO MANAGE THE NUVEEN FLORIDA FUNDS DURING THE PERIOD COVERED BY THIS REPORT?
1999 was a difficult period for fixed-income investments, including leveraged, long-term funds such as the Nuveen Florida Funds. However, it did provide opportunities to enhance the Funds' tax efficiency and to support and strengthen the Funds' long-term dividend-paying capabilities. These strategies, of course, were in addition to managing the Funds toward their primary objective of providing stable tax-free dividends.

In all three Florida funds, enhanced tax efficiency has become an increasing focus over the past six months, as the rising interest rate environment offered opportunities to benefit the Funds through active trading. Our strategy has been to sell selected bonds that are trading at a loss, realize the capital losses, and then roll the proceeds into bonds with similar structure and quality as well as attractive yields and better call protection. Some of the bonds we sold were due to mature or scheduled to be called within the next few months, while others were bonds that we had purchased earlier this year that were now producing a lower income stream than that recently available in the market. This trading not only gave us realized capital losses with which to offset current and future realized capital gains, thereby protecting shareholders from additional taxes, but also - in most cases - increased the net earnings of the Funds. If current market conditions persist, we will continue to focus on implementing this strategy.

Both NQF and NUF offered excellent credit quality, with 94% and 84%, respectively, of the Funds' portfolios invested in bonds rated AAA/U.S. guaranteed and AA at the end of December 1999. (Credit quality is not a concern in NFL, which - as an insured fund - is 100% invested in U.S. guaranteed and insured securities.) Over the past year, we took advantage of widening credit spreads (or the difference in yield between higher credit quality securities and those of lower credit quality) to reduce our allocation of AAA bonds and to increase our exposure to BBB bonds as they became available in the Florida market. As credit spreads widened, we were rewarded with higher yields for assuming the incremental risk associated with these lower-rated securities. Both multifamily and single family housing and the healthcare sector, specifically hospitals, provided some of the BBB bonds we added to our portfolios.

Healthcare, in particular, is a dynamic and volatile area of the market that has been beset with concerns about deregulation and profitability. This has created credit and rating pressures for certain organizations and caused some investors to avoid the sector entirely. Since one of Nuveen's strategies is to look for value in sectors and bonds that have been overlooked by the rest of the market, the healthcare sector has been an area where Nuveen research and our prudent investment approach have enabled us to find and exploit opportunities that can add value for our shareholders.

In the area of bond calls, NFL, which was first offered in December 1992, currently provides excellent levels of protection. In fact, no bonds are scheduled to be called in 2000, and only 3% of the portfolio is callable in 2001. This should provide additional protection and stability for the Fund's dividend over this period. However, both NQF and NUF, which were assembled in 1991, are now approaching the normal part of the bond market cycle when the likelihood of bond calls increases. Ten years after the original issue date, issuers typically have their first opportunity to call, or redeem, outstanding bonds. Calls are more likely to occur if current interest rates are more favorable to the issuer than the rates that prevailed when the bonds were first issued. Between now and the end of 2001, 42% of NQF's and 21% of NUF's portfolios are subject to calls.

If any of these bonds are called from our portfolios, we will reinvest the proceeds in the best structured bonds available in the market at the time the redemption is made. This should help the Funds continue providing competitive levels of dividends for shareholders. As mentioned earlier, we have been active buyers in the current market as we try to take advantage of the higher interest rate environment. These recent purchases should also benefit the Funds by extending call protection.

WHAT IS NUVEEN'S OUTLOOK FOR THE FLORIDA FUNDS?
In the months ahead, we will try to take advantage of the higher yields currently available in the municipal market to enhance our portfolio holdings and the dividend-paying capabilities of all three funds. If current market conditions persist, our strategies will continue to include efforts to enhance the Funds' tax efficiency and identify research-intensive credits that have the potential to increase income. Nuveen Research will continue to play a key role in helping us explore opportunities in all areas of the market. As an experienced investment manager knowledgeable about the unique aspects of the Florida municipal market, Nuveen continues to focus on selecting the appropriate bonds and implementing the strategies that can add value for our shareholders.

Nuveen Florida Investment Quality Municipal Fund
Performance Overview
As of December 31, 1999

NQF



Portfolio Statistics

Inception Date                                2/91
--------------------------------------------------
Share Price                                $13 1/8
--------------------------------------------------
Net Asset Value                             $13.98
--------------------------------------------------
Market Yield                                 7.22%
--------------------------------------------------
Taxable-Equivalent Yield
(Federal Tax Rate)1                         10.46%
--------------------------------------------------
Fund Net Assets ($000)                    $361,067
--------------------------------------------------
Average Effective Maturity (Years)           18.52
--------------------------------------------------
Leverage-Adjusted Duration                   11.07
--------------------------------------------------

Annualized Total Return
                      On Share Price        On NAV
--------------------------------------------------
1-Year                       -20.74%        -4.82%
--------------------------------------------------
5-Year                         6.32%         5.86%
--------------------------------------------------
Since Inception                4.72%         6.57%
--------------------------------------------------

Taxable-Equivalent Total Return1
                      On Share Price        On NAV
--------------------------------------------------
1-Year                       -18.26%        -2.02%
--------------------------------------------------
5-Year                         9.14%         8.77%
--------------------------------------------------
Since Inception                7.54%         9.49%
--------------------------------------------------

Top Five Sectors (as a % of total investments)
U.S. Guaranteed                                27%
--------------------------------------------------
Healthcare                                     14%
--------------------------------------------------
Housing/Single Family                          14%
--------------------------------------------------
Transportation                                 11%
--------------------------------------------------
Utilities                                      11%
--------------------------------------------------


Bar Chart:

1999 Monthly Tax-Free Dividends Per Share2

1/99            0.079
2/99            0.079
3/99            0.079
4/99            0.079
5/99            0.079
6/99            0.079
7/99            0.079
8/99            0.079
9/99            0.079
10/99           0.079
11/99           0.079
12/99           0.079


Line Chart:

Share Price Performance
Weekly Closing Price
12/31/98        17.625
                17.0625
                16.625
                16.5
                16.875
                17
                16.875
                17.0625
                17.0625
                17
                17.125
                17.0625
                17.375
                17.25
                17.25
                17.25
                17.25
                17.125
                16.75
                16.6875
                16.5625
                16.1875
                15.9375
                15.9375
                15.6875
                15.875
                16.0625
                16
                16.1875
                16.1875
                16
                15.75
                15.625
                15.1875
                14.875
                15.25
                15.25
                15.1875
                15.25
                15.25
                14.9375
                14.5625
                14.5
                14.8125
                14.3125
                14.0625
                13.9375
                13.875
                13.5
                13.4375
12/31/99        13.125

Past performance is not predictive of future results.

1 A taxable-equivalent represents the yield or return on a taxable investment necessary to equal that of the Nuveen fund on an after-tax basis. Taxable equivalent yield is based on current market yield and a federal income tax rate of 31%. Taxable equivalent total return is based on the annualized total return and a federal income tax rate of 31%.

2 The Fund also paid shareholders capital gains distributions in December of $0.0279 per share.

Nuveen Florida Quality Income Municipal Fund
Performance Overview
As of December 31, 1999

NUF



Portfolio Statistics

Inception Date                               10/91
--------------------------------------------------
Share Price                              $12 15/16
--------------------------------------------------
Net Asset Value                             $14.42
--------------------------------------------------
Market Yield                                 7.05%
--------------------------------------------------
Taxable-Equivalent Yield
(Federal Tax Rate)1                         10.22%
--------------------------------------------------
Fund Net Assets ($000)                    $321,142
--------------------------------------------------
Average Effective Maturity (Years)           17.31
--------------------------------------------------
Leverage-Adjusted Duration                   10.13
--------------------------------------------------

Annualized Total Return
                      On Share Price        On NAV
--------------------------------------------------
1-Year                       -20.10%        -4.62%
--------------------------------------------------
5-Year                         7.03%         6.58%
--------------------------------------------------
Since Inception                4.24%         6.45%
--------------------------------------------------

Taxable-Equivalent Total Return1
                      On Share Price        On NAV
--------------------------------------------------
1-Year                       -17.67%        -2.02%
--------------------------------------------------
5-Year                         9.83%         9.32%
--------------------------------------------------
Since Inception                7.00%         9.18%
--------------------------------------------------

Top Five Sectors (as a % of total investments)
U.S. Guaranteed                                24%
--------------------------------------------------
Utilities                                      15%
--------------------------------------------------
Transportation                                 14%
--------------------------------------------------
Housing/Single Family                           9%
--------------------------------------------------
Housing/Multifamily                             8%
--------------------------------------------------


Bar Chart:
1999 Monthly Tax-Free Dividends Per Share

1/99            0.0745
2/99            0.0745
3/99            0.0745
4/99            0.0745
5/99            0.076
6/99            0.076
7/99            0.076
8/99            0.076
9/99            0.076
10/99           0.076
11/99           0.076
12/99           0.076


Line Chart:
Share Price Performance
Weekly Closing Price
12/31/98        17.1875
                16.375
                15.8125
                15.5625
                15.75
                16.0625
                15.875
                16.125
                16.1875
                16.1875
                16.0625
                16.0625
                16.125
                16.25
                16.3125
                16.25
                16.25
                16.4375
                16.0625
                16
                16
                16
                15.9375
                15.875
                15.875
                15.8125
                16.0625
                16.125
                16.125
                16.0625
                15.75
                14.75
                14.75
                14.4375
                14.75
                14.75
                14.6875
                14.6875
                14.8125
                14.5625
                14.5
                14.375
                14.25
                14.1875
                13.8125
                13.625
                13.625
                13.5
                13.25
                13
12/31/99        12.9375

Past performance is not predictive of future results.

1 A taxable-equivalent represents the yield or return on a taxable investment necessary to equal that of the Nuveen fund on an after-tax basis. Taxable equivalent yield is based on current market yield and a federal income tax rate of 31%. Taxable equivalent total return is based on the annualized total return and a federal income tax rate of 31%.

Nuveen Insured Florida Premium Income Municipal Fund
Performance Overview
As of December 31, 1999

NFL


Portfolio Statistics

Inception Date                               12/92
--------------------------------------------------
Share Price                                $12 3/4
--------------------------------------------------
Net Asset Value                             $13.75
--------------------------------------------------
Current Market Yield                         6.26%
--------------------------------------------------
Taxable-Equivalent Yield
(Federal Tax Rate)1                          9.07%
--------------------------------------------------
Fund Net Assets ($000)                    $307,506
--------------------------------------------------
Average Effective Maturity (Years)           17.85
--------------------------------------------------
Leverage-Adjusted Duration                   14.21
--------------------------------------------------

Annualized Total Return
                      On Share Price        On NAV
--------------------------------------------------
1-Year                       -14.80%        -8.23%
--------------------------------------------------
5-Year                         9.15%         7.76%
--------------------------------------------------
Since Inception                3.28%         5.11%
--------------------------------------------------

Taxable-Equivalent Total Return1
                      On Share Price        On NAV
--------------------------------------------------
1-Year                       -12.51%        -5.93%
--------------------------------------------------
5-Year                        11.82%        10.21%
--------------------------------------------------
Since Inception                5.87%         7.54%
--------------------------------------------------

Top Five Sectors (as a % of total investments)
Tax Obligation/Limited                         20%
--------------------------------------------------
Transportation                                 19%
--------------------------------------------------
U.S. Guaranteed                                18%
--------------------------------------------------
Water and Sewer                                11%
--------------------------------------------------
Utilities                                       8%
--------------------------------------------------


Bar Chart:
1999 Monthly Tax-Free Dividends Per Share

1/99            0.0625
2/99            0.0645
3/99            0.0645
4/99            0.0645
5/99            0.0665
6/99            0.0665
7/99            0.0665
8/99            0.0665
9/99            0.0665
10/99           0.0665
11/99           0.0665
12/99           0.0665



Line Chart:

Share Price Performance
Weekly Closing Price
12/31/98        15.8125
                14.9375
                14.5625
                14.5
                14.625
                15
                15
                15
                15.1875
                15.125
                15.5
                15.1875
                15.125
                15
                14.75
                14.75
                15.0625
                15.0625
                14.875
                15.1875
                15.0625
                15
                14.875
                14.6875
                14.625
                15
                14.9375
                14.6875
                14.625
                14.6875
                14.625
                13.8125
                13.875
                13.9375
                14
                13.8125
                13.5625
                13.5625
                13.5625
                13.5625
                13.5
                13.3125
                13.0625
                13.4375
                13
                13
                13.1875
                12.9375
                12.625
                12.625
12/31/99        12.75

Past performance is not predictive of future results.

1 A taxable-equivalent represents the yield or return on a taxable investment necessary to equal that of the Nuveen fund on an after-tax basis. Taxable equivalent yield is based on current market yield and a federal income tax rate of 31%. Taxable equivalent total return is based on the annualized total return and a federal income tax rate of 31%.

Shareholder Meeting Report
                                            NQF                                                          NUF
------------------------------------------------------------------------------------------------------------------------------------
Approval of the Trustees was reached as follows:
                                      Preferred         Preferred                          Preferred         Preferred     Preferred
                        Common           Shares            Shares           Common            Shares            Shares        Shares
                        Shares         Series-T          Series-F           Shares          Series-M         Series-TH      Series-F
====================================================================================================================================
Robert P. Bremner
   For              13,965,406            2,842             1,991       12,465,462             1,364             1,387         1,218
   Withhold            233,804               52                12          171,412                 6                 5             7
------------------------------------------------------------------------------------------------------------------------------------
   Total            14,199,210            2,894             2,003       12,636,874             1,370             1,392         1,225
====================================================================================================================================
Lawrence H. Brown
   For              13,959,875            2,842             1,991       12,464,112             1,364             1,387         1,218
   Withhold            239,335               52                12          172,762                 6                 5             7
------------------------------------------------------------------------------------------------------------------------------------
   Total            14,199,210            2,894             2,003       12,636,874             1,370             1,392         1,225
====================================================================================================================================
 Anne E. Impellizzeri
   For              13,951,525            2,862             1,991       12,462,412             1,364             1,387         1,218
   Withhold            247,685               32                12          174,462                 6                 5             7
------------------------------------------------------------------------------------------------------------------------------------
   Total            14,199,210            2,894             2,003       12,636,874             1,370             1,392         1,225
====================================================================================================================================
Peter R. Sawers
   For              13,959,575            2,842             1,991       12,465,212             1,364             1,387         1,218
   Withhold            239,635               52                12          171,662                 6                 5             7
------------------------------------------------------------------------------------------------------------------------------------
   Total            14,199,210            2,894             2,003       12,636,874             1,370             1,392         1,225
====================================================================================================================================
William J. Schneider
   For                      --            2,842             1,991              --              1,364             1,387         1,218
   Withhold                 --               52                12              --                  6                 5             7
------------------------------------------------------------------------------------------------------------------------------------
   Total                    --            2,894             2,003              --              1,370             1,392         1,225
====================================================================================================================================
Timothy R. Schwertfeger
   For                      --            2,862             1,991              --              1,364             1,387         1,218
   Withhold                 --               32                12              --                  6                 5             7
------------------------------------------------------------------------------------------------------------------------------------
   Total                    --            2,894             2,003              --              1,370             1,392         1,225
====================================================================================================================================
Judith M. Stockdale
   For              13,947,509            2,842             1,991       12,426,261             1,364             1,387         1,218
   Withhold            251,701               52                12          210,613                 6                 5             7
------------------------------------------------------------------------------------------------------------------------------------
   Total            14,199,210            2,894             2,003       12,636,874             1,370             1,392         1,225
====================================================================================================================================
 Ratification of auditors was reached as follows:
   For              14,039,237            2,808             1,994       12,478,322             1,365             1,391         1,222
   Against              60,205               77                 1           53,104                 3                 1           --
   Abstain              99,768                9                 8          105,448                 2               --              3
------------------------------------------------------------------------------------------------------------------------------------
   Total            14,199,210            2,894             2,003       12,636,874             1,370             1,392         1,225
====================================================================================================================================

Shareholder Meeting Report
                                                                                                                 NFL
------------------------------------------------------------------------------------------------------------------------------------
Approval of the Trustees was reached as follows:
                                                                                                             Preferred     Preferred
                                                                                              Common            Shares        Shares
                                                                                              Shares          Series-W     Series-TH
====================================================================================================================================
Robert  P. Bremner
   For                                                                                    12,380,747             1,484         2,649
   Withhold                                                                                  126,403                 3             3
------------------------------------------------------------------------------------------------------------------------------------
   Total                                                                                  12,507,150             1,487         2,652
====================================================================================================================================
Lawrence H. Brown
   For                                                                                    12,368,255             1,484         2,649
   Withhold                                                                                  138,895                 3             3
------------------------------------------------------------------------------------------------------------------------------------
   Total                                                                                  12,507,150             1,487         2,652
====================================================================================================================================
Anne E. Impellizzeri
   For                                                                                    12,358,512             1,484         2,649
   Withhold                                                                                  148,638                 3             3
------------------------------------------------------------------------------------------------------------------------------------
   Total                                                                                  12,507,150             1,487         2,652
====================================================================================================================================
 Peter R. Sawers
   For                                                                                    12,366,262             1,484         2,649
   Withhold                                                                                  140,888                 3             3
------------------------------------------------------------------------------------------------------------------------------------
   Total                                                                                  12,507,150             1,487         2,652
====================================================================================================================================
William J. Schneider
   For                                                                                            --             1,484         2,649
   Withhold                                                                                       --                3             3
------------------------------------------------------------------------------------------------------------------------------------
   Total                                                                                          --             1,487         2,652
====================================================================================================================================
 Timothy R. Schwertfeger
   For                                                                                            --             1,484         2,649
   Withhold                                                                                       --                 3             3
------------------------------------------------------------------------------------------------------------------------------------
   Total                                                                                          --             1,487         2,652
====================================================================================================================================
Judith M. Stockdale
   For                                                                                    12,368,242             1,484         2,649
   Withhold                                                                                  138,908                 3             3
------------------------------------------------------------------------------------------------------------------------------------
   Total                                                                                  12,507,150             1,487         2,652
====================================================================================================================================
 Ratification of auditors was reached as follows:
   For                                                                                    12,291,068             1,484         2,649
   Against                                                                                    59,143                 1            --
   Abstain                                                                                   156,939                 2             3
------------------------------------------------------------------------------------------------------------------------------------
   Total                                                                                  12,507,150             1,487         2,652
====================================================================================================================================

                            Portfolio of Investments
                            NUVEEN FLORIDA INVESTMENT QUALITY MUNICIPAL FUND (NQF)
                            December 31, 1999
                            (Unaudited)
   Principal                                                                              Optional Call                      Market
       Amount   Description                                                                 Provisions* Ratings**             Value
-----------------------------------------------------------------------------------------------------------------------------------
                Health Care - 13.8%

$   1,500,000   The Cape Canaveral Hospital District, Revenue Refunding Certificates,       1/08 at 101       BBB      $  1,176,585
                 Series 1998, 5.250%, 1/01/28

   20,000,000   Escambia County Health Facilities Authority, Florida, Revenue Bonds        11/09 at 101        AA        19,532,200
                 (Ascension Health Credit Group), Series 1999A-1, 6.000%, 11/15/31

   11,000,000   Jacksonville Health Facilities Authority, Florida, Hospital Facilities     11/01 at 102       AA+        11,616,770
                 Refunding Revenue Bonds (St. Luke's Hospital Association Project),
                 Series 1991, 7.125%, 11/15/20

    7,500,000   City of Miami Beach Health Facilities Authority, Hospital Revenue          11/08 at 101       BBB         5,742,000
                 Bonds (Mount Sinai Medical Center of Florida Project),
                 Series 1998, 5.375%, 11/15/28

    7,925,000   Orange County Health Facilities Authority, Adventist Health                11/01 at 102       AAA         8,312,374
                 System/Sunbelt, Inc., Hospital Revenue Bonds, Series 1991-B,
                 6.750%, 11/15/21

    4,250,000   St. John's County Industrial Development Authority, Hospital                8/02 at 102        A2         3,959,555
                 Revenue Bonds (Flagler Hospital Project), Series 1992,
                 6.000%, 8/01/22


-----------------------------------------------------------------------------------------------------------------------------------
                Housing/Multifamily - 4.2%

   11,300,000   Housing Finance Authority of Broward County, Florida, Multifamily           7/09 at 102       N/R        10,553,635
                 Housing Revenue Bonds (The Pier Club Apartments Project),
                 Series 1999, 7.000%, 7/01/34

    1,890,000   Florida Housing Finance Agency, General Mortgage Revenue                    6/02 at 103       AAA         1,933,149
                 Refunding Bonds, 1992 Series A, 6.400%, 6/01/24

    2,500,000   Florida Housing Finance Agency, Housing Revenue Bonds                       9/06 at 102       AAA         2,542,125
                 (Mariner Club Apartments Project), 1996 Series K-1,
                 6.375%, 9/01/36 (Alternative Minimum Tax)


-----------------------------------------------------------------------------------------------------------------------------------
                Housing/Single Family - 13.6%

    6,845,000   Housing Finance Authority of Brevard County (Florida), Single               9/01 at 102       Aaa         7,030,363
                 Family Mortgage Revenue Refunding Bonds, Series C 1991,
                 7.000%, 9/01/23

    3,830,000   Housing Finance Authority of Broward County (Florida), GNMA                 3/01 at 102       AAA         3,932,338
                 and FNMA Collateralized Home Mortgage Revenue Bonds,
                 1991 Series A, 7.350%, 3/01/23 (Alternative Minimum Tax)

    1,080,000   Housing Finance Authority of Clay County (Florida), Single Family           4/07 at 102       Aaa         1,051,769
                 Mortgage Revenue Bonds, Series 1997 (Multi-County Program),
                 5.950%, 10/01/19 (Alternative Minimum Tax)

    1,025,000   Housing Finance Authority of Dade County (Florida), Single Family           9/00 at 102       Aaa         1,051,496
                 Mortgage Revenue Bonds, 1990 Series C, 7.750%, 9/01/22
                 (Alternative Minimum Tax)

      645,000   Housing Finance Authority of Dade County (Florida), Single Family           3/01 at 102       Aaa           661,338
                 Mortgage Revenue Bonds, Series B, 7.250%, 9/01/23
                 (Alternative Minimum Tax)

      335,000   Housing Finance Authority of Dade County (Florida), Single Family           4/05 at 102       AAA           338,628
                 Mortgage Revenue Bonds, Series 1995, 6.550%, 10/01/27
                 (Alternative Minimum Tax)

    2,405,000   Housing Finance Authority of Escambia County (Florida), Single              4/07 at 102       Aaa         2,142,615
                 Family Mortgage Revenue Bonds, (Multi-County Program),
                 Series 1998A, 5.300%, 10/01/19 (Alternative Minimum Tax)

    9,630,000   Florida Housing Finance Agency, Homeowner Mortgage Revenue                  1/06 at 102        AA         9,648,008
                 Bonds (Refunding/New Money Issue), 1995 Series 2,
                 6.200%, 7/01/27 (Alternative Minimum Tax)

    1,900,000   Florida Housing Finance Agency, Homeowner Mortgage Revenue                  1/07 at 102        AA         1,919,437
                 Bonds (Refunding/New Money Issue), Series 2, 6.350%, 7/01/28
                 (Alternative Minimum Tax)

    3,060,000   Florida Housing Finance Agency, Homeowner Mortgage Revenue                  7/07 at 102       AAA         2,928,420
                 Bonds, 1997 Series 2, 5.900%, 7/01/29 (Alternative Minimum Tax)

    2,470,000   Housing Finance Authority of Leon County (Florida), Single Family           4/01 at 102       Aaa         2,527,428
                 Mortgage Revenue Bonds (Multi-County Program),
                 1991 Series A, 7.300%, 4/01/21 (Alternative Minimum Tax)

    2,015,000   Housing Finance Authority of Manatee County (Florida), Single              11/05 at 102       Aaa         2,161,773
                 Family Mortgage Revenue Bonds, Series 1994, Subseries 3,
                 7.600%, 11/01/26 (Alternative Minimum Tax)

                            Portfolio of Investments
                            NUVEEN FLORIDA INVESTMENT QUALITY MUNICIPAL FUND (NQF) (continued)
                            December 31, 1999
                            (Unaudited)
   Principal                                                                              Optional Call                      Market
       Amount   Description                                                                 Provisions* Ratings**             Value
-----------------------------------------------------------------------------------------------------------------------------------
                Housing/Single Family (continued)

$   1,800,000   Housing Finance Authority of Manatee County (Florida), Single Family        5/06 at 105       Aaa      $  1,950,156
                 Mortgage Revenue Bonds, Series 1996, Subseries 1,
                 7.450%, 5/01/27 (Alternative Minimum Tax)

                Housing Finance Authority of Orange County, GNMA Collateralized
                Mortgage Revenue Bonds, 1991 Series A:
    2,490,000    7.250%, 9/01/11 (Alternative Minimum Tax)                                  3/01 at 103       AAA         2,565,123
    8,810,000    7.375%, 9/01/24 (Alternative Minimum Tax)                                  3/01 at 103       AAA         9,118,702


-----------------------------------------------------------------------------------------------------------------------------------
                Tax Obligation/General - 4.1%

    2,810,000   Broward County, Florida, Public Improvement Refunding Bonds                No Opt. Call        AA         3,587,246
                 (General Obligation Bonds), Series 1986, 12.500%, 1/01/04

    2,400,000   State of Florida, Full Faith and Credit, Department of Transportation,      7/09 at 101       AA+         2,043,864
                 Right-of-Way Acquisition and Bridge Construction Bonds,
                 Series 1999A, 5.000%, 7/01/28

   12,000,000   State of Florida, Full Faith and Credit, State Board of Education,          6/07 at 101       AA+         9,228,840
                 Public Education Capital Outlay Bonds, 1996 Series B,
                 4.500%, 6/01/27


-----------------------------------------------------------------------------------------------------------------------------------
                Tax Obligation/Limited - 8.5%

   18,315,000   Dade County, Florida, Special Obligation and Refunding Bonds,              10/06 at 102       AAA        15,363,721
                 Series 1996B, 5.000%, 10/01/35

    6,000,000   Florida Ports Financing Commission, Revenue Bonds (State                    6/07 at 101       AAA         5,354,580
                 Transportation Trust Fund), Series 1996, 5.375%, 6/01/27
                 (Alternative Minimum Tax)

    5,000,000   The County of Hernando, Florida (Criminal Justice Complex Financing        No Opt. Call       AAA         6,029,000
                 Program), 1986 Series, 7.650%, 7/01/16

                Tampa Sports Authority, State of Florida, Sales Tax Special
                Purpose Bonds, Payment Series 1995 (Tampa Bay Arena Project):
    1,250,000    5.750%, 10/01/20                                                          No Opt. Call       AAA         1,234,225
    2,585,000    5.750%, 10/01/25                                                          No Opt. Call       AAA         2,532,033


-----------------------------------------------------------------------------------------------------------------------------------
                Transportation - 11.2%

    3,105,000   Broward County, Florida, Airport System Revenue Bonds, Series G,           10/08 at 101       AAA         2,771,492
                 5.125%, 10/01/17 (Alternative Minimum Tax)

    1,500,000   Dade County, Florida, Aviation Bonds, Series 1996A,                        10/06 at 102       AAA         1,428,180
                 5.750%, 10/01/26 (Alternative Minimum Tax)

    2,500,000   Greater Orlando Aviation Authority, Airport Facilities Revenue Bonds,      No Opt. Call       AAA         2,558,750
                 City of Orlando, Florida, Series 1997, 5.750%, 10/01/11
                 (Alternative Minimum Tax)

   13,500,000   Greater Orlando Aviation Authority, Airport Facilities Revenue Bonds,      10/09 at 101       AAA        11,522,520
                 City of Orlando, Florida, Series 1999A, 5.125%, 10/01/28
                 (Alternative Minimum Tax)

    2,590,000   Hillsborough County Aviation Authority, Florida, Tampa International       10/06 at 102       AAA         2,571,896
                 Airport Revenue Bonds, Series 1996A, 6.000%, 10/01/23
                 (Alternative Minimum Tax)

    3,500,000   Hillsborough County Aviation Authority, Florida, Tampa International       10/06 at 102       AAA         3,473,050
                 Airport Revenue Bonds, Series 1996B, 5.875%, 10/01/23

    1,750,000   Miami-Dade County Industrial Development Authority, Industrial             11/09 at 101       AAA         1,721,633
                 Development Revenue Bonds (Airis Miami II LLC Project at the
                 Miami International Airport), Series 1999, 6.000%, 10/15/25
                 (Alternative Minimum Tax)

   15,450,000   Miami-Dade County, Florida, Aviation Revenue Bonds, Miami                  10/08 at 101       AAA        12,894,106
                 International Airport (Hub of the Americas), Series 1998C,
                 5.000%, 10/01/28 (Alternative Minimum Tax)

    1,425,000   County of Volusia, Florida, Airport System Revenue Bonds                   10/00 at 102       AAA         1,474,505
                 (Daytona Beach Regional Airport), Series 1991, 7.000%, 10/01/21
                 (Alternative Minimum Tax)


-----------------------------------------------------------------------------------------------------------------------------------
                U.S. Guaranteed - 26.5%

    7,475,000   The School Board of Broward County, Florida, Certificates of                7/01 at 102       AAA         7,833,277
                 Participation, Series 1991A, 6.500%, 7/01/11
                 (Pre-refunded to 7/01/01)

    3,000,000   The Cape Canaveral Hospital District, Improvement Revenue                   1/01 at 102       AAA         3,136,860
                 Certificates, Series 1991,  6.875%, 1/01/21
                 (Pre-refunded to 1/01/01)

   10,000,000   Charlotte County, Florida, Utility System Revenue Bonds,                   10/01 at 102       AAA        10,604,600
                 (Pre-refunded to 10/01/01)

   Principal                                                                              Optional Call                      Market
       Amount   Description                                                                 Provisions* Ratings**             Value
-----------------------------------------------------------------------------------------------------------------------------------
                U.S. Guaranteed (continued)

$   2,395,000   Dade County, Florida, Special Obligation Bonds (Courthouse Center           4/04 at 102     A3***      $  2,566,266
                 Project), Series 1994, 6.300%, 4/01/14 (Pre-refunded to 4/01/04)

    7,225,000   Dade County, Florida, Special Obligation and Refunding Bonds,         10/08 at 48 27/32       AAA         2,221,037
                 Series 1996B, 0.000%, 10/01/20 (Pre-refunded to 10/01/08)

   10,165,000   Florida Keys Aqueduct Authority, Water Revenue Refunding Bonds,             9/01 at 101       AAA        10,627,711
                 Series 1991, 6.750%, 9/01/21 (Pre-refunded to 9/01/01)

    6,955,000   State of Florida, Full Faith and Credit, State Board of Education,          6/05 at 101       AAA         7,387,045
                 Public Education Capital Outlay Bonds, Series 1993F,
                 6.000%, 6/01/20 (Pre-refunded to 6/01/05)

      950,000   City of Fort Myers, Florida, Improvement Revenue Bonds (Special             7/03 at 100   BBB-***         1,019,474
                 Assessment Geographical Area No. 24 Improvements),
                 Series 1991A, 7.100%, 7/01/06 (Pre-refunded to 7/01/03)

    1,565,000   City of Green Cove Springs, Florida, Utilities Refunding Revenue           10/01 at 102       AAA         1,653,391
                 Bonds, Series 1991, 6.750%, 10/01/10 (Pre-refunded to 10/01/01)

    3,530,000   Halifax Hospital Medical Center, Daytona Beach, Florida, Hospital          10/01 at 102       AAA         3,727,539
                 Revenue Refunding Bonds, 1991 Series A, 6.750%, 10/01/06
                 (Pre-refunded to 10/01/01)

   11,000,000   Jacksonville Health Facilities Authority, Health Facilities Revenue        11/00 at 102       Aaa        11,518,650
                 Refunding Bonds, Daughters of Charity National Health System
                 Inc., St. Vincent's Medical Center Issue, Series 1990,
                 7.500%, 11/01/15 (Pre-refunded to 11/01/00)

    4,500,000   Orange County, Tourist Development Tax Revenue Bonds,                      10/02 at 100       AAA         4,660,020
                 Series 1992B, 6.000%, 10/01/21 (Pre-refunded to 10/01/02)

    1,400,000   City of Pembroke Pines, Florida, Capital Improvement Revenue               10/04 at 102       AAA         1,495,606
                 Bonds, Series 1995, 6.000%, 10/01/25 (Pre-refunded to 10/01/04)

    5,000,000   St. Lucie County, Florida, Utility System Revenue Bonds,                   10/00 at 102       AAA         5,211,150
                 Series 1990, 7.125%, 10/01/17 (Pre-refunded to 10/01/00)

    4,000,000   City of St. Petersburg Health Facilities Authority, Florida, Revenue       12/01 at 102       AAA         4,243,120
                 Bonds (Allegany Health System Loan Program), Series 1985A,
                 7.000%, 12/01/15 (Pre-refunded to 12/01/01)

    3,570,000   Seminole County, Florida, Water and Sewer Revenue Refunding                10/19 at 100       AAA         3,650,789
                 and Improvement Bonds, Series 1992, 6.000%, 10/01/19
                 (Pre-refunded to 10/01/19)

    4,500,000   City of Tampa, Florida, Revenue Bonds (The Florida Aquarium                 5/02 at 102    N/R***         4,865,490
                 Project), Series 1992, 7.750%, 5/01/27 (Pre-refunded to 5/01/02)

    2,900,000   City of Tampa, Florida, Water and Sewer Systems Revenue Bonds,             10/02 at 101       AAA         3,028,731
                 Series 1992, 6.000%, 10/01/17 (Pre-refunded to 10/01/02)

      475,000   County of Volusia, Florida, Airport System Revenue Bonds                   10/00 at 102       AAA           494,428
                 (Daytona Beach Regional Airport), Series 1991, 7.000%, 10/01/21
                 (Alternative Minimum Tax) (Pre-refunded to 10/01/00)

    5,650,000   School Board of Volusia County, Florida, Certificates of Participation,     8/01 at 102       AAA         5,950,354
                 Master Lease Program, Series 1991, 6.750%, 8/01/11
                 (Pre-refunded to 8/01/01)


-----------------------------------------------------------------------------------------------------------------------------------
                Utilities - 11.0%

      435,000   City of Green Cove Springs, Florida, Utilities Refunding Revenue           10/01 at 102       AAA           456,289
                 Bonds, Series 1991, 6.750%, 10/01/10

    4,250,000   City of Lakeland, Florida, Energy System Refunding Revenue                 No Opt. Call       AAA         4,546,863
                 Bonds, Series 1999C, 6.050%, 10/01/11

                Lee County, Florida, Solid Waste System Revenue Bonds, Series 1991A:
    6,500,000    7.000%, 10/01/05 (Alternative Minimum Tax)                                10/01 at 102       AAA         6,845,020
    4,750,000    7.000%, 10/01/06 (Alternative Minimum Tax)                                10/01 at 102       AAA         5,002,130

   10,620,000   Martin County, Florida, Pollution Control Revenue Refunding Bonds           7/00 at 102       AAA        10,966,531
                 (Florida Power and Light Company Project), Series 1990,
                 7.300%, 7/01/20

    7,460,000   Orlando Utilities Commission, Water and Electric Subordinated               4/00 at 100       Aa2         6,416,048
                 Revenue Bonds, Series 1989D, 5.000%, 10/01/23

    5,000,000   Orlando Utilities Commission, Water and Electric Revenue                   No Opt. Call       Aa1         5,337,650
                 Refunding Bonds, Series 1992, 6.000%, 10/01/10

                            Portfolio of Investments
                            NUVEEN FLORIDA INVESTMENT QUALITY MUNICIPAL FUND (NQF) (continued)
                            December 31, 1999
                            (Unaudited)
   Principal                                                                              Optional Call                      Market
       Amount   Description                                                                 Provisions* Ratings**             Value
-----------------------------------------------------------------------------------------------------------------------------------
                Water and Sewer - 5.3%

$     835,000   Florida Keys Aqueduct Authority, Water Revenue Bonds, Series 1991,          9/01 at 101       AAA      $    866,822
                 6.750%, 9/01/21

    2,560,000   Florida Governmental Utility Authority, Utility Revenue Bonds              10/09 at 101       Aaa         2,176,922
                 (Golden Gate Utility System), Series 1999, 5.000%, 10/01/29

    7,600,000   Miami-Dade County, Florida, Water and Sewer System Revenue                 10/09 at 101       AAA         6,462,734
                 Bonds, Series 1999A, 5.000%, 10/01/29

    6,000,000   Village of Royal Palm Beach, Florida, Utility System Revenue               10/01 at 102       AAA         6,317,040
                 Refunding Bonds, Series 1991, 6.875%, 10/15/15

    1,680,000   Seminole County, Florida, Water and Sewer Revenue Refunding                No Opt. Call       AAA         1,733,640
                 and Improvement Bonds, Series 1992, 6.000%, 10/01/19

    1,450,000   City of Tampa, Florida, Water and Sewer Systems Revenue                    10/02 at 101       AAA         1,465,630
                 Bonds, Series 1992, 6.000%, 10/01/17
-----------------------------------------------------------------------------------------------------------------------------------
$ 367,280,000   Total Investments - (cost $353,885,061) - 98.2%                                                         354,674,485
=============   -------------------------------------------------------------------------------------------------------------------
                Other Assets Less Liabilities - 1.8%                                                                      6,392,210
                -------------------------------------------------------------------------------------------------------------------
                Net Assets - 100%                                                                                      $361,066,695
                ===================================================================================================================

                    * Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption.
                         There may be other call provisions at varying prices at later dates.

                    **   Ratings: Using the higher of Standard & Poor's or
                         Moody's rating.

                    *** Securities are backed by an escrow or trust containing sufficient U.S. government or U.S. government agency securities which ensures the timely payment of principal and interest. Securities are normally considered to be equivalent to AAA rated securities.

                    N/R  Investment is not rated.

                                 See accompanying notes to financial statements.

                            Portfolio of Investments
                            NUVEEN FLORIDA QUALITY INCOME MUNICIPAL FUND (NUF)
                            December 31, 1999
                            (Unaudited)
   Principal                                                                              Optional Call                      Market
       Amount   Description                                                                 Provisions* Ratings**             Value
-----------------------------------------------------------------------------------------------------------------------------------
                Basic Materials - 1.9%

$   6,000,000   Polk County Industrial Development Authority, Florida, Industrial          No Opt. Call        A+      $  5,957,700
                 Development Revenue Bonds (Cargill Fertilizer, Inc. Project),
                 Series 1999, 5.500%, 11/01/09 (Alternative Minimum Tax)


-----------------------------------------------------------------------------------------------------------------------------------
                Education and Civic Organizations - 2.4%

                Brevard County Educational Facilities Authority (Florida),
                Educational Facilities Refunding and Improvement Revenue Bonds,
                Series 1992:
    2,565,000    6.750%, 11/01/07                                                          11/02 at 102      BBB-         2,680,425
    4,790,000    6.875%, 11/01/22                                                          11/02 at 102      BBB-         4,870,233


-----------------------------------------------------------------------------------------------------------------------------------
                Health Care - 6.9%

    1,000,000   Alachua County Health Facilities Authority, Florida, Health                12/02 at 100       AAA           999,430
                 Facilities Revenue Bonds Hospital at the University of Florida
                 Project), Series 1992R, 5.750%, 12/01/15

   10,395,000   City of Jacksonville, Florida, Hospital Revenue Bonds                       2/02 at 102       AAA        10,845,104
                 (University Medical Center, Inc. Project), Series 1992,
                 6.600%, 2/01/21

    1,500,000   City of Leesburg, Florida, Hospital Revenue Refunding Bonds                 7/03 at 102        A2         1,553,490
                 (Leesburg Regional Medical Center Project), Series 1993A,
                 6.250%, 7/01/09

    1,675,000   Orange County Health Facilities Authority, Florida, Hospital               11/01 at 102       AAA         1,764,144
                 Revenue Bonds (Adventist Health System/Sunbelt, Inc.),
                 Series 1991A 6.875%, 11/15/15

    5,000,000   Orange County Health Facilities Authority, Hospital Revenue Bonds          11/05 at 102       AAA         4,826,850
                 (Adventist Health System/Sunbelt, Inc.), Series 1995,
                 5.750%, 11/15/25

    2,000,000   Orange County Health Facilities Authority, Hospital Revenue                No Opt. Call       AAA         2,107,720
                 Bonds (Orlando Regional Healthcare System), Series 1996A,
                 6.250%, 10/01/18


-----------------------------------------------------------------------------------------------------------------------------------
                Housing/Multifamily - 8.3%

                Housing Finance Authority of Broward County, Florida,
                Multifamily Housing Revenue Refunding Bonds, Series 1996
                (Tamarac Pointe Apartments Project - GNMA Collateralized):
    1,500,000    6.250%, 7/01/26                                                            7/06 at 102       AAA         1,517,730
    1,000,000    6.300%, 1/01/32                                                            7/06 at 102       AAA         1,015,100

    9,600,000   Housing Finance Authority of Broward County, Florida, Multifamily           6/09 at 102       N/R         8,742,336
                 Housing Revenue Bonds (Pembroke Gardens Project),
                 Series 1999, 6.150%, 6/01/39 (Alternative Minimum Tax)

    1,655,000   Florida Housing Finance Agency, General Mortgage Revenue                    6/02 at 103       AAA         1,692,784
                 Refunding Bonds, 1992 Series A, 6.400%, 6/01/24

    1,000,000   Florida Housing Finance Agency, Housing Revenue Bonds,                     10/05 at 102       AAA           989,690
                 1995 Series F (Holly Cove Apartment Project), 6.150%, 10/01/25
                 (Alternative Minimum Tax)

                Florida Housing Finance Agency, Housing Revenue Bonds (Mar Lago
                Village Apartments Project), 1997 Series F:
    1,655,000    5.800%, 12/01/17 (Alternative Minimum Tax)                                12/07 at 102       AAA         1,613,542
    1,670,000    5.900%, 12/01/27 (Alternative Minimum Tax)                                12/07 at 102       AAA         1,616,694

    3,670,000   Florida Housing Finance Corporation, Housing Revenue Refunding             12/08 at 102        A+         3,188,533
                 Bonds (Hunters Ridge at Deerwood Apartments), 1998 Series O
                 5.300%, 12/01/28

    1,000,000   Hialeah Housing Authority, Florida, Housing Revenue Refunding               6/08 at 105       AAA           916,030
                 Bonds (GNMA Collateralized), Affordable Housing Program,
                 Series 1998, 5.300%, 12/20/18

    2,400,000   Pasco County Housing Finance Authority, Multifamily Housing                 2/09 at 102         A         2,209,752
                 Revenue Bonds (Pasco Woods Apartments Project), Series 1999A,
                 5.800%, 8/01/29 (Alternative Minimum Tax)

    3,240,000   Housing Finance Authority of Pinellas County, Florida, Multifamily          1/08 at 100       AAA         3,135,510
                 Housing Revenue Bonds (Emerald Bay Apartments Projects),
                 Series 1998A, 5.000%, 4/01/28 (Alternative Minimum Tax)
                 (Mandatory put 4/01/08)

                            Portfolio of Investments
                            NUVEEN FLORIDA QUALITY INCOME MUNICIPAL FUND (NUF) (continued)
                            December 31, 1999
                            (Unaudited)
   Principal                                                                              Optional Call                      Market
       Amount   Description                                                                 Provisions* Ratings**             Value
-----------------------------------------------------------------------------------------------------------------------------------
                Housing/Single Family - 8.8%

$   1,254,000   Housing Finance Authority of Dade County (Florida), Single Family          12/01 at 102       AAA      $  1,287,381
                 Mortgage Revenue Refunding Bonds, Series 1991D, 6.950%, 12/15/12

      365,000   Housing Finance Authority of Dade County (Florida), Single Family           3/01 at 102       Aaa           372,607
                 Mortgage Revenue Bonds, 1991 Series 1991E, 7.000%, 3/01/24

    1,665,000   Housing Finance Authority of Dade County (Florida), Single Family           4/05 at 102       AAA         1,683,032
                 Mortgage Revenue Bonds, Series 1995, 6.550%, 10/01/27
                 (Alternative Minimum Tax)

    4,925,000   Florida Housing Finance Agency, Homeowner Mortgage                          1/06 at 102        AA         4,934,210
                 Revenue Bonds (Refunding/New Money Issue), 1995 Series 2,
                 6.200%, 7/01/27 (Alternative Minimum Tax)

    2,345,000   Florida Housing Finance Agency, Home Ownership Revenue                     No Opt. Call       AAA         2,452,049
                 Refunding Bonds, 1987 Series G1, 8.595%, 11/01/17

    3,165,000   Housing Finance Authority of Hillsborough County (Florida),                10/07 at 102       Aaa         2,690,661
                 Single Family Mortgage Revenue Bonds, Series 1998A,
                 5.300%, 4/01/31 (Alternative Minimum Tax)

    2,675,000   Housing Finance Authority of Lee County (Florida), Single Family            3/07 at 105       Aaa         2,852,727
                 Mortgage Revenue Bonds (Multi-County Program),
                 Series 1997A, Subseries 1, 7.200%, 3/01/27 (Alternative Minimum Tax)

                Housing Authority of Miami-Dade County (Florida), Home Ownership
                Mortgage Revenue Bonds, Series 1999A-1:
      750,000    5.550%, 10/01/19 (Alternative Minimum Tax)                             4/08 at 101 1/2       Aaa           693,233
    2,400,000    5.625%, 4/01/32 (Alternative Minimum Tax)                              4/08 at 101 1/2       Aaa         2,160,696

    1,960,000   Housing Finance Authority of Orange County (Florida),                       4/06 at 102       AAA         1,973,524
                 Single Family Mortgage Revenue Bonds (GNMA and Fannie Mae
                 Mortgage-Backed Securities Program), Series 1996A,
                 6.300%, 4/01/28 (Alternative Minimum Tax)

                Housing Finance Authority of Orange County (Florida), Single
                Family Mortgage Revenue Bonds (GNMA and Fannie Mae Mortgage
                Backed Securities Program), Series 1997B:
      865,000    5.800%, 9/01/17 (Alternative Minimum Tax)                                  9/07 at 102       AAA           833,471
    4,515,000    5.100%, 9/01/27 (Alternative Minimum Tax)                                  9/07 at 102       AAA         4,450,119

    1,995,000   Housing Finance Authority of Palm Beach County (Florida),                   4/07 at 102       Aaa         1,930,103
                 Single Family Mortgage Revenue Bonds, Series 1997A,
                 5.900%, 4/01/29 (Alternative Minimum Tax)


-----------------------------------------------------------------------------------------------------------------------------------
                Long-Term Care - 2.1%

    7,285,000   City of Atlantic Beach, Florida, Health Care Facilities Revenue            10/09 at 101         A         6,889,060
                 Refunding Bonds (Fleet Landing Project), Series 1999,
                 5.750%, 10/01/18


-----------------------------------------------------------------------------------------------------------------------------------
                Tax Obligation/General - 8.2%

    2,150,000   Alachua County Library District, Florida, General Obligation Refunding      8/01 at 102       AAA         2,249,782
                 Bonds, Series 1991, 6.600%, 8/01/10

                State of Florida, Full Faith and Credit, State Board of
                Education, Public Education Capital Outlay Bonds, Series 1989A
                (Refunding Bonds):
    3,290,000    7.250%, 6/01/23                                                            6/00 at 102       AA+         3,389,555
    5,000,000    6.000%, 6/01/25                                                            6/00 at 100       AA+         5,000,100

   10,000,000   State of Florida, Full Faith and Credit, State Board of Education,          6/08 at 101       AA+         7,817,400
                 Public Education Capital Outlay Refunding Bonds, Series 1998D,
                 4.500%, 6/01/24

   10,000,000   State of Florida, Full Faith and Credit, State Board of Education,          6/09 at 101       AAA         7,919,100
                 Public Education Capital Outlay Refunding Bonds, Series 1999A,
                 4.500%, 6/01/23


-----------------------------------------------------------------------------------------------------------------------------------
                Tax Obligation/Limited - 3.4%

    2,000,000   Certificates of Participation, Series 1994, The Department of               3/04 at 102        A+         2,031,160
                 Corrections, State of Florida, 6.000%, 3/01/14

    3,170,000   City of Jacksonville, Florida, Excise Taxes Revenue Bonds,                 No Opt. Call       AAA         1,235,127
                 Series 1993, 0.000%, 10/01/15 (Alternative Minimum Tax)

    2,000,000   City of Opa-Locka, Florida, Capital Improvement Revenue Bonds,              1/04 at 102       AAA         2,022,460
                 Series 1994, 6.125%, 1/01/24

    5,500,000   City of St. Petersburg, Florida, Public Improvement Refunding               2/02 at 102       AAA         5,758,005
                 Revenue Bonds, Series 1992, 6.375%, 2/01/12

   Principal                                                                              Optional Call                      Market
       Amount   Description                                                                 Provisions* Ratings**             Value
-----------------------------------------------------------------------------------------------------------------------------------
                Transportation - 13.5%

$  12,000,000   Dade County, Florida, Aviation Bonds, Series 1996A,                        10/06 at 102       AAA      $ 11,425,440
                 5.750%, 10/01/26 (Alternative Minimum Tax)

    1,500,000   Dade County, Florida, Aviation Revenue Bonds, Series 1995B,                10/05 at 102       AAA         1,507,665
                 6.000%, 10/01/24 (Alternative Minimum Tax)

    8,540,000   Greater Orlando Aviation Authority, Airport Facilities Revenue Bonds,      10/02 at 102       AAA         9,013,116
                 Series 1992A, 6.500%, 10/01/12 (Alternative Minimum Tax)

    3,500,000   Greater Orlando Aviation Authority, Airport Facilities Revenue Bonds,      10/07 at 101       AAA         3,095,085
                 City of Orlando, Florida, Series 1997, 5.250%, 10/01/23
                 (Alternative Minimum Tax)

    4,000,000   Greater Orlando Aviation Authority, Airport Facilities Revenue             10/09 at 101       AAA         3,414,080
                 Bonds, City of Orlando, Florida, Series 1999A, 5.125%, 10/01/28
                 (Alternative Minimum Tax)

    7,500,000   Miami-Dade County, Florida, Aviation Revenue Bonds, Miami                  10/08 at 101       AAA         6,347,100
                 International Airport (Hub of the Americas), Series 1998A,
                 5.000%, 10/01/24 (Alternative Minimum Tax)

    7,065,000   Miami-Dade County, Florida, Aviation Revenue Bonds,                        10/08 at 101       AAA         6,005,957
                 Miami International Airport (Hub of the Americas), Series 1998C,
                 5.000%, 10/01/23 (Alternative Minimum Tax)

    2,500,000   Palm Beach County, Florida, Airport System Revenue Refunding               10/02 at 102       AAA         2,637,325
                 Bonds, Series 1992, 6.375%, 10/01/14


-----------------------------------------------------------------------------------------------------------------------------------
                U.S. Guaranteed - 23.9%

    1,500,000   Bradford County Health Facilities Authority, Health Facilities             No Opt. Call       AAA         1,554,315
                 Revenue Refunding Bonds, (SantaFe Health Care Facilities Project),
                 Series 1993, 6.050%, 11/15/16

    3,490,000   Charlotte County, Florida, Utility System Revenue Bonds,                   10/01 at 102       AAA         3,694,060
                  Series 1991, 6.875%, 10/01/21 (Pre-refunded to 10/01/01)

    7,000,000   Dade County Health Facilities Authority, Hospital Revenue                   8/02 at 102       AAA         7,440,790
                 Refunding Bonds (North Shore Medical Center Project),
                 Series 1992, 6.500%, 8/15/15 (Pre-refunded to 8/15/02)

    2,205,000   City of Dunedin, Florida, Hospital Revenue Bonds                           11/01 at 102       AAA         2,333,750
                 (Mease Health Care), Series 1991, 6.750%, 11/15/21
                 (Pre-refunded to 11/15/01)

    1,000,000   State of Florida, Full Faith and Credit, Pollution Control Bonds,           7/02 at 101    AA+***         1,053,830
                 Division of Bond Finance of the Department of General Services,
                 Series Y, 6.600%, 7/01/17 (Pre-refunded to 7/01/02)

    4,750,000   City of Hollywood, Florida, Water and Sewer Revenue Bonds,                 10/01 at 102       AAA         5,027,733
                 Series 1991, 6.875%, 10/01/21 (Pre-refunded to 10/01/01)

    4,625,000   Jacksonville Electric Authority, Florida, Bulk Power                   10/00 at 101 1/2       Aaa         4,785,719
                 Supply System Revenue Bonds (Scherer 4 Project), Issue One,
                 Series 1991A, 6.750%, 10/01/21 (Pre-refunded to 10/01/00)

    2,750,000   Kissimmee Utility Authority, Florida, Electric System Improvement          10/01 at 102       AAA         2,893,880
                 and Refunding Revenue Bonds, Series 1991,
                 6.500%, 10/01/17 (Pre-refunded to 10/01/01)

    2,500,000   City of Leesburg, Florida, Capital Improvement Hospital                     7/02 at 102     A-***         2,710,000
                 Revenue Bonds (Leesburg Regional Medical Center Project),
                 Series 1991A, 7.500%, 7/01/21 (Pre-refunded to 7/01/02)

                Orange County, Tourist Development Tax Revenue Bonds, Series 1992B:
    3,000,000    6.500%, 10/01/19 (Pre-refunded to 10/01/02)                               10/02 at 102       AAA         3,194,730
    7,490,000    6.000%, 10/01/21 (Pre-refunded to 10/01/02)                               10/02 at 100       AAA         7,756,344

    7,375,000   Orlando Utilities Commission, Water and Electric Subordinated              10/01 at 102       Aaa         7,760,860
                 Revenue Bonds, Series 1991A, 6.500%, 10/01/20
                 (Pre-refunded to 10/01/01)

      825,000   Solid Waste Authority of Palm Beach County, Refunding Revenue              No Opt. Call       AAA           882,395
                 Bonds, Series 1997A, 6.000%, 10/01/09

   11,000,000   Reedy Creek Improvement District (Orange and Osceola Counties),            10/01 at 101       AAA        11,473,660
                 Utilities Revenue Bonds, Series 1991-1, 6.500%, 10/01/16
                 (Pre-refunded to 10/01/01)

    5,000,000   St. Petersburg Health Facilities Authority, Florida, Revenue               12/01 at 102       AAA         5,303,900
                 Bonds (Allegany Health System Loan Program), Series 1985A,
                 7.000%, 12/01/15 (Pre-refunded to 12/01/01)

    2,300,000   Sarasota County, Florida, Utility System Revenue Bonds,                    10/04 at 102       AAA         2,505,436
                 Series 1994, 6.500%, 10/01/22 (Pre-refunded to 10/01/04)

    2,000,000   The School Board of Seminole County, Florida, Certificates                  7/04 at 102       AAA         2,142,220
                 of Participation, Series 1994A, 6.125%, 7/01/19
                 (Pre-refunded to 7/01/04)

    1,000,000   City of Stuart, Florida, Public Utilities Revenue Improvement              10/03 at 100       AAA         1,071,370
                 Bonds, Series 1994, 6.800%, 10/01/24 (Pre-refunded to 10/01/03)

                            Portfolio of Investments
                            NUVEEN FLORIDA QUALITY INCOME MUNICIPAL FUND (NUF) (continued)
                            December 31, 1999
                            (Unaudited)
   Principal                                                                              Optional Call                      Market
       Amount   Description                                                                 Provisions* Ratings**             Value
-----------------------------------------------------------------------------------------------------------------------------------
                U.S. Guaranteed (continued)

$   3,000,000   City of Tampa, Florida, Revenue Bonds (The Florida Aquarium Project),       5/02 at 102    N/R***      $  3,243,660
                 Series 1992, 7.750%, 5/01/27 (Pre-refunded to 5/01/02)


-----------------------------------------------------------------------------------------------------------------------------------
                Utilities - 14.9%

   10,000,000   Citrus County, Florida, Pollution Control Refunding Revenue                 1/02 at 102        A+        10,244,300
                 Bonds (Florida Power Corporation, Crystal River Power Plant Project),
                 Series 1992A, 6.625%, 1/01/27

    5,830,000   Hillsborough County Industrial Development Authority, Florida,              8/01 at 103        AA         6,249,527
                 Pollution Control Revenue Refunding Bonds (Tampa Electric
                 Company Project), Series 1991, 7.875%, 8/01/21

    9,800,000   Hillsborough County Industrial Development Authority, Pollution             5/02 at 103        AA        10,736,390
                 Control Revenue Refunding Bonds (Tampa Electric Company Project),
                 Series 1992, 8.000%, 5/01/22

                Jacksonville Electric Authority, Florida, St. John's River Power Park
                System Refunding Revenue Bonds, Issue Two, Series Seven:
    1,500,000    5.750%, 10/01/12                                                          10/02 at 101        AA         1,519,245
    2,000,000    5.500%, 10/01/14                                                          10/02 at 101        AA         1,986,840

    5,000,000   Jacksonville Electric Authority, Florida, St. John's River Power           10/04 at 100       N/R         5,027,300
                 Park System Refunding Revenue Bonds, Issue Two, Series Eleven,
                 5.375%, 10/01/10

    3,000,000   Orlando Utilities Commission, Water and Electric Subordinated              10/02 at 100       Aa2         2,765,940
                 Revenue Bonds, Series 1992A, 5.500%, 10/01/27

    6,175,000   Solid Waste Authority of Palm Beach County, Refunding Revenue              No Opt. Call       AAA         6,561,617
                 Bonds, Series 1997A, 6.000%, 10/01/09

    2,500,000   St. Lucie County, Florida, Solid Waste Disposal Revenue Bonds               2/01 at 102       AA-         2,604,900
                 (Florida Power and Light Company Project), Series 1991,
                 7.150%, 2/01/23 (Alternative Minimum Tax)


-----------------------------------------------------------------------------------------------------------------------------------
                Water and Sewer - 3.7%

    5,000,000   Town of Davie, Florida, Water and Sewer Improvement and                    10/02 at 102       AAA         5,105,200
                 Refunding Revenue Bonds, Series 1992, 6.250%, 10/01/17

    5,300,000   Miami-Dade County, Florida, Water and Sewer System Revenue                 10/09 at 101       AAA         4,506,905
                 Bonds, Series 1999A, 5.000%, 10/01/29

    1,500,000   Peace River/Manasota Regional Water Supply Authority, Florida,             10/08 at 101       AAA         1,278,330
                 Revenue Bonds (Peace River Option Project), Series 1998A,
                 5.000%, 10/01/28

    1,000,000   City of Venice, Florida, Utilities Revenue Refunding Bonds,                 7/03 at 102       AAA           993,590
                 Series 1993, 5.500%, 7/01/14
-----------------------------------------------------------------------------------------------------------------------------------
$ 320,609,000   Total Investments - (cost $314,631,981) - 98.0%                                                         314,722,863
=============   -------------------------------------------------------------------------------------------------------------------
                Other Assets Less Liabilities - 2.0%                                                                      6,418,723
                -------------------------------------------------------------------------------------------------------------------
                Net Assets - 100%                                                                                      $321,141,586
                ===================================================================================================================



                    * Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption.
                         There may be other call provisions at varying prices at later dates.

                    **   Ratings: Using the higher of Standard & Poor's or
                         Moody's rating.

                    *** Securities are backed by an escrow or trust containing sufficient U.S. government or U.S. government agency securities which ensures the timely payment of principal and interest. Securities are normally considered to be equivalent to AAA rated securities.

                    N/R  Investment is not rated.

                                 See accompanying notes to financial statements.

                            Portfolio of Investments
                            NUVEEN INSURED FLORIDA PREMIUM INCOME MUNICIPAL FUND (NFL)
                            December 31, 1999
                            (Unaudited)

   Principal                                                                              Optional Call                      Market
       Amount   Description                                                                 Provisions* Ratings**             Value
-----------------------------------------------------------------------------------------------------------------------------------

                Education and Civic Organizations - 1.7%

$   5,325,000   Escambia County Housing Finance Authority, Dormitory Revenue                6/09 at 101       AAA      $  5,144,003
                 Bonds (University of West Florida Foundation, Inc. Project),
                 Series 1999, 5.750%, 6/01/31


-----------------------------------------------------------------------------------------------------------------------------------
                Health Care - 7.3%

    2,500,000   Alachua County Health Facilities Authority (Florida), Health               12/02 at 100       AAA         2,498,575
                 Facilities Revenue Bonds (Shands Hospital at the University
                 of Florida Project), Series 1992R, 5.750%, 12/01/15

    2,000,000   Brevard County Health Facilities Authority, Hospital Revenue               10/06 at 101       AAA         1,999,800
                 Bonds (Holmes Regional Medical Center Project),
                 Series 1996, 5.625%, 10/01/14

    2,500,000   Hillsborough County Industrial Development Authority (Florida),            No Opt. Call       AAA         2,695,600
                 Industrial Development Revenue Bonds (University Community
                 Hospital), Series 1994, 6.500%, 8/15/19

    5,000,000   Hospital Board of Directors of Lee County (Florida), Hospital               4/07 at 102       AAA         4,856,000
                 Revenue Bonds (Lee Memorial Health System), Fixed Rate
                 Hospital Revenue Bonds, 1997 Series A, 5.750%, 4/01/22

    5,000,000   North Broward Hospital District (Florida), Refunding and                    1/07 at 101       AAA         4,566,300
                 Improvement Revenue Bonds, Series 1997, 5.375%, 1/15/24

    5,710,000   Polk County Industrial Development Authority, Industrial                    9/02 at 103       AAA         5,898,430
                 Development Revenue Bonds, (Winter Haven Hospital Project),
                 1985 Series 2, 6.250%, 9/01/15


-----------------------------------------------------------------------------------------------------------------------------------
                Housing/Multifamily - 7.5%

    2,575,000   Housing Finance Authority of Broward County, Florida, Multifamily           5/07 at 102       AAA         2,503,183
                 Housing Revenue Refunding Bonds (Deer Chase Apartments
                 Project - GNMA Collateralized), Series 1997 A-1, 5.950%, 11/01/27

      995,000   Housing Finance Authority of Broward County, Florida, Multifamily           6/07 at 102       AAA           963,548
                 Housing Revenue Refunding Bonds (Pompano Oaks Apartments
                 Project - GNMA Collateralized), Series 1997, 6.000%, 12/01/27
                 (Alternative Minimum Tax)

                Housing Finance Authority of Collier County, Florida,
                Multifamily Housing Revenue Refunding Bonds, Series 1998A,
                Subseries 1 (Saxon Manor Isles Project):
    1,040,000    5.350%, 9/01/18 (Alternative Minimum Tax)                                  3/08 at 101       AAA           952,609
    1,400,000    5.400%, 9/01/23 (Alternative Minimum Tax)                                  3/08 at 101       AAA         1,263,416

                Housing Finance Authority of Collier County, Florida,
                Multifamily Housing Revenue Bonds, Series 1998B (Saxon Manor
                Isles Project):
    1,260,000    5.350%, 9/01/18 (Alternative Minimum Tax)                                  3/08 at 101       AAA         1,154,122
    1,000,000    5.400%, 9/01/23 (Alternative Minimum Tax)                                  3/08 at 101       AAA           902,440

                Housing Finance Authority of Dade County, Florida, Multifamily
                Mortgage Revenue Bonds (Siesta Pointe Apartments Project), 1997
                Series A:
    1,230,000    5.650%, 9/01/17 (Alternative Minimum Tax)                                  9/07 at 101       AAA         1,188,574
    1,690,000    5.700%, 9/01/22 (Alternative Minimum Tax)                                  9/07 at 101       AAA         1,605,416
    1,890,000    5.750%, 9/01/29 (Alternative Minimum Tax)                                  9/07 at 101       AAA         1,784,822

    1,400,000   Florida Housing Finance Agency, Housing Revenue Bonds                       4/07 at 102       AAA         1,400,994
                 (Riverfront Apartments Project), 1997 Series A, 6.250%, 4/01/37
                 (Alternative Minimum Tax)

    1,590,000   Florida Housing Finance Agency, Housing Revenue Bonds                      12/05 at 102       AAA         1,565,912
                 (Williamsburg Village Apartments Project), 1995 Series E,
                 6.100%, 12/01/20 (Alternative Minimum Tax)

    1,000,000   Florida Housing Finance Agency, Housing Revenue Bonds                       5/06 at 102       AAA         1,007,690
                 (Turtle Creek Apartments Project), 1996 Series C1,
                 6.100%, 5/01/16 (Alternative Minimum Tax)

                Florida Housing Finance Agency, Housing Revenue Bonds (Sterling
                Palms Apartments Project), 1996 Series D-1:
    1,000,000    6.300%, 12/01/16 (Alternative Minimum Tax)                                 6/06 at 102       AAA         1,021,520
    1,500,000    6.400%, 12/01/26 (Alternative Minimum Tax)                                 6/06 at 102       AAA         1,527,210

      750,000   Florida Housing Finance Agency, Housing Revenue Bonds                      12/06 at 102       AAA           737,303
                 (The Crossings at Indian Run Apartments Project),
                 1996 Series V, 6.100%, 12/01/26 (Alternative Minimum Tax)

                            Portfolio of Investments
                            NUVEEN INSURED FLORIDA PREMIUM INCOME MUNICIPAL FUND (NFL) (continued)
                            December 31, 1999
                            (Unaudited)
   Principal                                                                              Optional Call                      Market
       Amount   Description                                                                 Provisions* Ratings**             Value
-----------------------------------------------------------------------------------------------------------------------------------
                Housing/Multifamily (continued)

$   3,605,000   City of Jacksonville, Florida, Housing Revenue Refunding Bonds              9/03 at 102       AAA      $  3,449,372
                 (GNMA Collateralized - Windermere Manor Apartments Project),
                 Series 1993A, 5.875%, 3/20/28


-----------------------------------------------------------------------------------------------------------------------------------
                Housing/Single Family - 5.8%

    3,200,000   Housing Finance Authority of Broward County (Florida), Single               4/09 at 101       Aaa         2,771,872
                 Family Mortgage Revenue Refunding Bonds, Series 1999B,
                 5.250%, 4/01/31 (Alternative Minimum Tax)

    4,170,000   Duval County Housing Finance Authority, Single Family Mortgage             10/04 at 102       Aaa         4,264,617
                 Revenue Bonds (GNMA Mortgage-Backed Securities Program),
                 Series 1994, 6.700%, 10/01/26 (Alternative Minimum Tax)

    2,330,000   Escambia County Housing Finance Authority (Florida),                        4/02 at 102       Aaa         2,375,901
                 Single Family Mortgage Revenue Bonds (Multi-County Program),
                 Series 1992A, 6.900%, 4/01/20 (Alternative Minimum Tax)

    4,500,000   Escambia County Housing Finance Authority (Florida),                        4/08 at 102       Aaa         3,799,575
                 Single Family Mortgage Revenue Bonds (Multi-County Program),
                 Series 1999, 5.200%, 4/01/32 (Alternative Minimum Tax)

    3,960,000   Florida Housing Finance Agency, Homeowner Mortgage                          7/07 at 102       AAA         3,887,532
                 Revenue Bonds, 1997 Series 2,  5.750%, 7/01/14
                 (Alternative Minimum Tax)

    4,500,000   Florida Housing Finance Corporation, Homeowner Mortgage                 1/09 at 31 9/32       AAA           658,800
                 Revenue Bonds, 1999 Series 2, 0.000%, 7/01/30
                 (Alternative Minimum Tax)


-----------------------------------------------------------------------------------------------------------------------------------
                Tax Obligation/General - 2.4%

    2,000,000   Dade County, Florida, General Obligation Bonds (Parks Program),            11/07 at 102       AAA         1,775,840
                 Series 1997, 5.125%, 11/01/22

    3,500,000   The School District of Dade County, Florida, General Obligation             8/03 at 101       AAA         3,270,890
                 School Bonds, Series 1994, 5.000%, 8/01/14

    2,900,000   State of Florida, Full Faith and Credit, State Board of Education,          6/08 at 101       AAA         2,237,031
                 Public Education Capital Outlay Bonds, 1997 Series B,
                 4.500%, 6/01/28


-----------------------------------------------------------------------------------------------------------------------------------
                Tax Obligation/Limited - 19.5%

    4,835,000   Cape Coral, Florida, Capital Improvement Revenue Bonds,                    10/09 at 101       Aaa         4,432,921
                 Series 1999, 5.375%, 10/01/24

    4,750,000   Dade County, Florida, Special Obligation and Refunding Bonds,              10/06 at 102       AAA         3,984,585
                 Series 1996B, 5.000%, 10/01/35

    3,500,000   State of Florida Department of Environmental Protection,                    7/04 at 101       AAA         3,239,110
                 Preservation 2000 Revenue Bonds, Series 1994A, 4.900%, 7/01/13

    4,500,000   State of Florida Department of Environmental Protection,                    7/05 at 101       AAA         4,621,320
                 Preservation 2000 Revenue Bonds, Series 1995A, 5.750%, 7/01/11

    2,100,000   City of Gulf Breeze, Florida, Local Government Loan Program,               12/06 at 101       AAA         2,156,914
                 Revenue Bonds, Remarketed Series 1985B, 5.900%, 12/01/15
                 (Mandatory put 12/01/10)

    8,500,000   City of Gulf Breeze, Florida, Capital Funding Revenue Bonds,                6/08 at 100       AAA         6,582,910
                 Series 1997B, 4.500%, 10/01/27

    1,400,000   Hernando County, Florida, Capital Improvement Refunding                     2/03 at 102       AAA         1,412,488
                 Revenue Bonds, Series 1993, 5.750%, 2/01/14

    1,025,000   Jacksonville Sales Tax Revenue Bonds (River City Renaissance               10/05 at 101       AAA         1,043,276
                 Project), Series 1995, 5.500%, 10/01/10

    5,000,000   The School Board of Miami-Dade County, Florida,                             8/08 at 101       AAA         4,271,850
                 Certificates of Participation (Refunding), Series 1998C,
                 5.000%, 8/01/25

    1,000,000   City of Opa-Locka, Florida, Capital Improvement Revenue Bonds,              1/04 at 102       AAA         1,086,030
                 Series 1994, 7.000%, 1/01/14

    4,770,000   School Board of Orange County, Florida, Master Lease Program,               8/07 at 101       Aaa         4,373,327
                 Certificates of Participation, Series 1997A, 5.375%, 8/01/22

    6,000,000   Orange County, Florida, Tourist Development Tax Revenue Bonds,             10/02 at 102       AAA         6,290,700
                 Series 1992B, 6.250%, 10/01/13

                Palm Beach County, Florida, Administrative Complex Revenue
                Refunding Bonds, Series 1993:
    1,000,000    5.200%, 6/01/06                                                           No Opt. Call       AAA         1,012,300
    6,500,000    5.250%, 6/01/11                                                           No Opt. Call       AAA         6,519,110

                Palm Beach County, Florida, Criminal Justice Facilities, Revenue
                Refunding Bonds, Series 1993:
    2,500,000    5.375%, 6/01/08                                                           No Opt. Call       AAA         2,557,975
    4,000,000    5.375%, 6/01/10                                                           No Opt. Call       AAA         4,062,320

    2,335,000   Pasco County, Florida, Gas Tax Refunding Revenue Bonds,                     8/02 at 102       AAA         2,363,417
                 Series 1992, 5.750%, 8/01/13

   Principal                                                                              Optional Call                      Market
       Amount   Description                                                                 Provisions* Ratings**             Value
-----------------------------------------------------------------------------------------------------------------------------------
                Transportation - 18.6%

$   3,000,000   Dade County, Florida, Aviation Revenue Refunding Bonds,                    10/03 at 102       AAA      $  3,032,700
                 Series Y, 5.500%, 10/01/11

                Dade County, Florida, Seaport Revenue Refunding Bonds, Series 1995:
    1,000,000    6.200%, 10/01/05                                                          No Opt. Call       AAA         1,069,010
    1,100,000    5.750%, 10/01/15                                                          10/05 at 102       AAA         1,107,062

                State of Florida, Department of Transportation, Turnpike Revenue
                Bonds, Series 1995A:
   10,000,000    5.500%, 7/01/13                                                            7/05 at 101       AAA         10,029,800
    3,000,000    5.500%, 7/01/21                                                            7/05 at 101       AAA         2,835,690

    2,000,000   Greater Orlando Aviation Authority, Airport Facilities Revenue Bonds,      10/02 at 102       AAA         2,028,300
                 Series 1992A, 6.375%, 10/01/21 (Alternative Minimum Tax)

                Greater Orlando Aviation Authority, Airport Facilities Revenue Bonds,
                Series 1997:
    1,000,000    5.125%, 10/01/17 (Alternative Minimum Tax)                                10/07 at 101       AAA           899,590
    4,795,000    5.250%, 10/01/23 (Alternative Minimum Tax)                                10/07 at 101       AAA         4,240,266

   11,000,000   Greater Orlando Aviation Authority, Airport Facilities Revenue Bonds,      10/09 at 101       AAA         9,388,720
                 Series 1999A, 5.125%, 10/01/28 (Alternative Minimum Tax)

    1,000,000   Hillsborough County Aviation Authority, Florida, Tampa International       10/03 at 102       AAA           902,050
                 Airport Revenue Bonds, 1993 Series D, 5.375%, 10/01/23
                 (Alternative Minimum Tax)

    6,000,000   Hillsborough County Aviation Authority, Florida, Tampa International       10/06 at 102       AAA         6,024,420
                 Airport Revenue Bonds, Series 1996B, 5.700%, 10/01/15

    2,350,000   Jacksonville Port Authority, Airport Revenue Refunding Bonds,              10/03 at 102       AAA         2,148,112
                 Series 1993, 5.250%, 10/01/17 (Alternative Minimum Tax)

    3,800,000   Jacksonville Port Authority, Port Facilities Revenue Refunding             11/06 at 102       AAA         3,646,366
                 Bonds, Series 1996, 5.625%, 11/01/18 (Alternative Minimum Tax)

    5,550,000   Palm Beach County, Florida, Airport System Revenue Refunding               10/01 at 102       AAA         5,916,578
                 Bonds, Series 1991, 7.625%, 10/01/04

    1,000,000   City of Pensacola, Florida, Airport Revenue Bonds,                         10/07 at 102       AAA           982,590
                 Series 1997A, 5.600%, 10/01/17

    3,000,000   Sarasota-Manatee Airport Authority, Airport System Revenue                  8/06 at 102       AAA         3,022,410
                 Refunding Bonds, Series 1996, 5.375%, 8/01/11


-----------------------------------------------------------------------------------------------------------------------------------
                U.S. Guaranteed - 17.2%

    3,750,000   Broward County Health Facilities Authority, Florida, Hospital               6/03 at 102       AAA         3,832,238
                 Revenue Bonds (Holy Cross Hospital, Inc.), Series 1993,
                 5.850%, 6/01/12

    2,700,000   City of Cocoa, Florida, Water and Sewer System Improvement                 10/07 at 101       AAA         2,872,017
                 Revenue Bonds, Series 1997,  5.875%, 10/01/26
                 (Pre-refunded to 10/01/07)

    3,000,000   Florida Municipal Power Agency, All-Requirements Power Supply              10/02 at 102       AAA         3,178,800
                 Project Revenue Bonds, Series 1992, 6.250%, 10/01/21
                 (Pre-refunded to 10/01/02)

    3,995,000   State of Florida Department of Transportation, Turnpike                     7/02 at 101       AAA         4,193,512
                 Revenue Bonds, Series 1992A,  6.350%, 7/01/22
                 (Pre-refunded to 7/01/02)

      930,000   Orange County, Florida, Water Utilities System Revenue Bonds,               4/02 at 102       AAA           979,467
                 Series 1992, 6.250%, 10/01/17 (Pre-refunded to 4/01/02)

                City of Palm Bay, Florida, Utility System Refunding Revenue
                Bonds, Series 1994 (Palm Bay Utility Corporation Project):
    1,000,000    6.200%, 10/01/17 (Pre-refunded to 10/01/02)                               10/02 at 102       AAA         1,058,320
    3,295,000    6.200%, 10/01/22 (Pre-refunded to 10/01/02)                               10/02 at 102       AAA         3,487,164

      475,000   Solid Waste Authority of Palm Beach County, Refunding Revenue              No Opt. Call       AAA           508,046
                 Bonds, Series 1997A, 6.000%, 10/01/09

    1,000,000   City of Port St. Lucie, Florida, Utility System Revenue Bonds,              9/04 at 100       AAA         1,051,480
                 Series 1994, 6.000%, 9/01/24 (Pre-refunded to 9/01/04)

                St. Lucie County, Florida, Utility System Refunding and Revenue
                Bonds, Series 1993:
    5,000,000    5.500%, 10/01/15                                                          10/03 at 102       AAA         4,955,400
    1,200,000    5.500%, 10/01/21                                                          10/03 at 102       AAA         1,145,028

    7,855,000   Seminole County, Florida, Water and Sewer Revenue Refunding and            10/19 at 100       AAA         8,032,759
                 Improvement Bonds, Series 1992, 6.000%, 10/01/19
                 (Pre-refunded to 10/01/19)

                            Portfolio of Investments
                            NUVEEN INSURED FLORIDA PREMIUM INCOME MUNICIPAL FUND (NFL) (continued)
                            December 31, 1999
                            (Unaudited)
   Principal                                                                              Optional Call                      Market
       Amount   Description                                                                 Provisions* Ratings**             Value
-----------------------------------------------------------------------------------------------------------------------------------
                U.S. Guaranteed (continued)

                City of Sunrise, Florida, Utility System Revenue Bonds, Series 1996A:
$   6,900,000    5.750%, 10/01/16 (Pre-refunded to 10/01/06)                               10/06 at 101       AAA      $  7,261,698
    8,700,000    5.750%, 10/01/21 (Pre-refunded to 10/01/06)                               10/06 at 101       AAA         9,156,054

    1,500,000   City of Tampa, Florida, Allegany Health System Revenue Bonds,              12/03 at 102       AAA         1,325,715
                 St. Joseph's Hospital, Inc. Issue, Series 1993, 5.125%, 12/01/23


-----------------------------------------------------------------------------------------------------------------------------------
                Utilities - 8.0%

    1,250,000   Florida Municipal Power Agency, St. Lucie Project Refunding                10/02 at 102       AAA         1,136,113
                 Revenue Bonds, Series 1992, 5.250%, 10/01/21

    1,500,000   Florida Municipal Power Agency, Tri-City Project Refunding                 10/03 at 100       AAA         1,426,215
                 Revenue Bonds, Series 1992, 5.500%, 10/01/19

                City of Lakeland, Florida, Energy System Refunding Revenue
                Bonds, Series 1999C:
    4,785,000    6.050%, 10/01/08                                                          No Opt. Call       AAA         5,123,108
    4,000,000    6.050%, 10/01/09                                                          No Opt. Call       AAA         4,290,920

    3,525,000   Solid Waste Authority of Palm Beach County, Refunding Revenue              No Opt. Call       AAA         3,745,700
                 Bonds, Series 1997A, 6.000%, 10/01/09

   10,000,000   Reedy Creek Improvement District, Florida, Utilities Revenue                4/04 at 101       AAA         8,782,600
                 Improvement and Refunding Bonds, Series 1994-1, 5.000%, 10/01/19


-----------------------------------------------------------------------------------------------------------------------------------
                Water and Sewer - 10.4%

    1,000,000   City of Cocoa, Florida, Water and Sewer System Refunding                   10/03 at 100       AAA           866,790
                 Revenue Bonds, Series 1993A, 5.000%, 10/01/23

    3,000,000   City of Cocoa, Florida, Water and Sewer System Improvement                 10/09 at 101       AAA         2,332,950
                 Revenue Bonds, Series 1999, 4.500%, 10/01/26

                Dade County, Florida, Water and Sewer System Revenue Bonds,
                Series 1995:
      500,000    6.250%, 10/01/10                                                          No Opt. Call       AAA           542,985
    3,730,000    5.750%, 10/01/22                                                          10/05 at 102       AAA         3,648,611

    2,000,000   The City of Daytona Beach, Florida, Water and Sewer Revenue                11/02 at 100       AAA         1,923,960
                 Bonds, Series 1992, 5.500%, 11/15/17

    4,000,000   Florida Governmental Utility Authority, Utility Revenue Bonds               7/09 at 101       Aaa         3,403,640
                 (Golden Gate Utility System), Series 1999, 5.000%, 7/01/29

    2,000,000   Hillsborough County, Florida, Refunding Utility Revenue Bonds,              8/01 at 102       AAA         2,093,580
                 Series 1991A, 6.625%, 8/01/11

    8,000,000   Indian River County, Florida, Water and Sewer Revenue Bonds,                9/08 at 102       AAA         7,189,360
                 Series 1993A, 5.250%, 9/01/24

    2,000,000   Indian Trail Water Control District, Water Control and Improvement          8/07 at 101       AAA         1,885,320
                 Bonds, Unit of Development No. 17, Series 1996, 5.500%, 8/01/22

    1,070,000   Orange County, Florida, Water Utilities System Revenue Bonds,               4/02 at 102       AAA         1,090,405
                 Series 1992, 6.250%, 10/01/17

    2,250,000   City of Port Orange, Florida, Water and Sewer Refunding Junior             10/03 at 101       AAA         2,045,003
                 Lien Revenue Bonds, Series 1993, 5.250%, 10/01/21

    3,530,000   Seminole County, Florida, Water and Sewer Revenue Refunding                No Opt. Call       AAA         3,642,713
                 and Improvement Bonds, Series 1992, 6.000%, 10/01/19

    1,300,000   City of Sunrise, Florida, Utility System Revenue Refunding Bonds,          10/06 at 102       AAA         1,349,981
                 Series 1996, 5.800%, 10/01/11
-----------------------------------------------------------------------------------------------------------------------------------
$ 317,070,000   Total Investments - (cost $306,031,148) - 98.4%                                                         302,570,766
=============   -------------------------------------------------------------------------------------------------------------------
                Other Assets Less Liabilities - 1.6%                                                                      4,935,539
                -------------------------------------------------------------------------------------------------------------------
                Net Assets - 100%                                                                                      $307,506,305
                ===================================================================================================================

                    All of the bonds in the portfolio are either covered by Original Issue Insurance, Secondary Market Insurance or
                    Portfolio Insurance, or are backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, any of which ensure the timely payment of principal and interest.

                    * Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption.
                         There may be other call provisions at varying prices at later dates.

                    **   Ratings: Using the higher of Standard & Poor's or
                         Moody's rating.

See accompanying notes to financial statements.

STATEMENT OF NET ASSETS
December 31, 1999
(Unaudited)
                                                                                     Florida             Florida     Insured Florida
                                                                          Investment Quality      Quality Income      Premium Income
------------------------------------------------------------------------------------------------------------------------------------
ASSETS
Investments in municipal securities, at market value (note 1)                   $354,674,485        $314,722,863        $302,570,766
Cash                                                                                  60,086             542,819             257,085
Receivables:
   Interest                                                                        6,286,867           5,001,168           4,913,481
   Investments sold                                                                  410,253           1,230,000              10,000
Other assets                                                                          19,509              31,585              13,433
      Total assets                                                               361,451,200         321,528,435         307,764,765
------------------------------------------------------------------------------------------------------------------------------------
LIABILITIES
Accrued expenses:
   Management fees (note 6)                                                          196,374             174,772             167,718
   Other                                                                             161,621             195,821              76,180
Preferred share dividends payable                                                     26,510              16,256              14,562
      Total liabilities                                                              384,505             386,849             258,460
------------------------------------------------------------------------------------------------------------------------------------
Net assets (note 7)                                                             $361,066,695        $321,141,586        $307,506,305
====================================================================================================================================
Preferred shares, at liquidation value                                          $132,000,000        $117,000,000        $111,000,000
====================================================================================================================================
Preferred shares outstanding                                                           5,280               4,680               4,440
====================================================================================================================================
Common shares outstanding                                                         16,380,245          14,152,000          14,290,929
====================================================================================================================================
Net asset value per Common share outstanding (net assets less Preferred
   shares at liquidation value, divided by Common shares outstanding)           $      13.98        $      14.42        $      13.75
====================================================================================================================================

STATEMENT OF OPERATIONS
Six Months Ended December 31, 1999
(Unaudited)
                                                                                     Florida             Florida    Insured Florida
                                                                          Investment Quality      Quality Income     Premium Income
-----------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME (NOTE 1)                                                      $ 11,235,798        $  9,615,993       $  8,811,639
-----------------------------------------------------------------------------------------------------------------------------------
EXPENSES
Management fees (note 6)                                                           1,178,712           1,050,087          1,013,354
Preferred shares - auction fees                                                      138,629             132,329            139,890
Preferred shares - dividend disbursing agent fees                                     10,081              15,123             10,081
Shareholders' servicing agent fees and expenses                                       18,351              13,971             13,052
Custodian's fees and expenses                                                        100,046              92,159             56,609
Trustees' fees and expenses (note 6)                                                   1,770               1,592              1,584
Professional fees                                                                      9,091               9,032              9,220
Shareholders' reports - printing and mailing expenses                                 41,479              36,539             33,216
Stock exchange listing fees                                                           12,442              12,243             12,230
Investor relations expense                                                            15,084              13,403             12,983
Other expenses                                                                         7,051               8,518              6,948
Total expenses before custodian fee credit                                         1,532,736           1,384,996          1,309,167
    Custodian fee credit (note 1)                                                    (67,987)            (61,791)           (25,313)
-----------------------------------------------------------------------------------------------------------------------------------
Net expenses                                                                       1,464,749           1,323,205          1,283,854
-----------------------------------------------------------------------------------------------------------------------------------
Net investment income                                                              9,771,049           8,292,788          7,527,785
-----------------------------------------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) FROM INVESTMENTS
Net realized gain (loss) from investment transactions (notes 1 and 4)               (812,326)            247,588         (1,563,455)
Change in net unrealized appreciation (depreciation) of investments              (15,342,898)        (13,467,176)       (14,360,945)
-----------------------------------------------------------------------------------------------------------------------------------
Net gain (loss) from investments                                                 (16,155,224)        (13,219,588)       (15,924,400)
-----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets from operations                           $ (6,384,175)       $ (4,926,800)      $ (8,396,615)
===================================================================================================================================


See accompanying notes to financial statements.

Statement of Changes in Net Assets
(Unaudited)
                                                             Florida Investment Quality                 Florida Quality Income
                                                       -------------------------------------    -----------------------------------
                                                       Six Months Ended           Year Ended    Six Months Ended         Year Ended
                                                               12/31/99              6/30/99            12/31/99            6/30/99
-----------------------------------------------------------------------------------------------------------------------------------
OPERATIONS
Net investment income                                       $ 9,771,049         $ 18,796,656         $ 8,292,788       $ 16,066,905
Net realized gain (loss) from investment transactions
    (notes 1 and 4)                                            (812,326)             762,937             247,588            585,262
Change in net unrealized appreciation (depreciation)
    of investments                                          (15,342,898)         (10,614,192)        (13,467,176)        (9,111,184)
Net increase (decrease) in net assets from operations        (6,384,175)           8,945,401          (4,926,800)         7,540,983
-----------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS (NOTE 1)
From undistributed net investment income:
   Common shareholders                                       (7,758,502)         (15,659,441)         (6,452,989)       (12,703,787)
   Preferred shareholders                                    (2,081,479)          (3,205,171)         (1,818,010)        (3,132,338)
From accumulated net realized gains from
investment transactions:
   Common shareholders                                         (457,008)            (401,089)                 --                 --
   Preferred shareholders                                      (120,480)             (87,503)                 --                 --
Decrease in net assets from distributions to shareholders   (10,417,469)         (19,353,204)         (8,270,999)       (15,836,125)
-----------------------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS (NOTE 2)
Net proceeds from Common shares issued to
   shareholders due to reinvestment of distributions            551,792            1,297,077             136,197            755,267
Preferred shares - net proceeds from sale of shares          21,672,384                   --          11,770,164                 --
-----------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets from capital share transactions   22,224,176            1,297,077          11,906,361            755,267
-----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets                         5,422,532           (9,110,726)         (1,291,438)        (7,539,875)
Net assets at the beginning of period                       355,644,163          364,754,889         322,433,024        329,972,899
-----------------------------------------------------------------------------------------------------------------------------------
Net assets at the end of period                            $361,066,695         $355,644,163        $321,141,586       $322,433,024
===================================================================================================================================
Balance of undistributed net investment income
   at the end of period                                    $    471,855         $    540,787        $    571,812       $    550,023
===================================================================================================================================

                                                                                                   Insured Florida Premium Income
                                                                                               ------------------------------------
                                                                                               Six Months Ended          Year Ended
                                                                                                       12/31/99             6/30/99
-----------------------------------------------------------------------------------------------------------------------------------
OPERATIONS
Net investment income                                                                               $ 7,527,785        $ 14,703,241
Net realized gain (loss) from investment transactions (notes 1 and 4)                                (1,563,455)            490,709
Change in net unrealized appreciation (depreciation) of investments                                 (14,360,945)         (9,873,348)
Net increase (decrease) in net assets from operations                                                (8,396,615)          5,320,602
-----------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS (NOTE 1)
From undistributed net investment income:
   Common shareholders                                                                               (5,702,083)        (10,918,570)
   Preferred shareholders                                                                            (1,823,018)         (3,357,270)
From accumulated net realized gains from investment transactions:
   Common shareholders                                                                                       --                  --
   Preferred shareholders                                                                                    --                  --
Decrease in net assets from distributions to shareholders                                            (7,525,101)        (14,275,840)
-----------------------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS (NOTE 2)
Net proceeds from Common shares issued to
   shareholders due to reinvestment of distributions                                                         --                  --
Preferred shares - net proceeds from sale of shares                                                          --                  --
-----------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets from capital share transactions                                                   --                  --
-----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets                                                               (15,921,716)         (8,955,238)
Net assets at the beginning of period                                                               323,428,021         332,383,259
-----------------------------------------------------------------------------------------------------------------------------------
Net assets at the end of period                                                                     $307,506,305       $323,428,021
===================================================================================================================================
Balance of undistributed net investment income at the end of period                                 $    622,307       $    619,623
===================================================================================================================================


See accompanying notes to financial statements.

NOTES TO FINANCIAL STATEMENTS
(Unaudited)

1. GENERAL INFORMATION AND SIGNIFICANT ACCOUNTING POLICIES
The state Funds (the "Funds") covered in this report and their corresponding New York Stock Exchange symbols are Nuveen Florida Investment Quality Municipal Fund
(NQF), Nuveen Florida Quality Income Municipal Fund (NUF) and Nuveen Insured Florida Premium Income Municipal Fund (NFL).

Each Fund invests primarily in a diversified portfolio of municipal obligations issued by state and local government authorities within the state of Florida. The Funds are registered under the Investment Company Act of 1940 as closed-end, diversified management investment companies.

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with generally accepted accounting principles.

Securities Valuation
The prices of municipal bonds in each Fund's investment portfolio are provided by a pricing service approved by the Fund's Board of Trustees. When price quotes are not readily available (which is usually the case for municipal securities), the pricing service establishes fair market value based on yields or prices of municipal bonds of comparable quality, type of issue, coupon, maturity and rating, indications of value from securities dealers and general market conditions. Temporary investments in securities that have variable rate and demand features qualifying them as short-term securities are valued at amortized cost, which approximates market value.

Securities Transactions
Securities transactions are recorded on a trade date basis. Realized gains and losses from such transactions are determined on the specific identification method. Securities purchased or sold on a when-issued or delayed delivery basis may have extended settlement periods. The securities so purchased are subject to market fluctuation during this period. The Funds have instructed the custodian to segregate assets in a separate account with a current value at least equal to the amount of the when-issued and delayed delivery purchase commitments. At December 31, 1999, there were no such outstanding purchase commitments in any of the Funds.

Investment Income
Interest income is determined on the basis of interest accrued, adjusted for amortization of premiums and accretion of discounts on long-term debt securities when required for federal income tax purposes.

Income Taxes
Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its tax-exempt net investment income, in addition to any significant amounts of net realized capital gains and/or market discount realized from investment transactions. The Funds currently consider significant net realized capital gains and/or market discount as amounts in excess of $.01 per Common share. Furthermore, each Fund intends to satisfy conditions which will enable interest from municipal securities, which is exempt from regular federal income taxes, to retain such tax-exempt status when distributed to shareholders of the Funds. Net realized capital gain and market discount distributions are subject to federal taxation.

Dividends and Distributions to Shareholders
Tax-exempt net investment income is declared monthly as a dividend and payment is made or reinvestment is credited to shareholder accounts on the first business day after month end. Net realized capital gains and/or market discount from investment transactions, if any, are distributed to shareholders not less frequently than annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to shareholders of tax-exempt net investment income, net realized capital gains and/or market discount are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. Accordingly, temporary over-distributions as a result of these differences may occur and will be classified as either distributions in excess of net investment income, distributions in excess of net realized gains and/or distributions in excess of net ordinary taxable income from investment transactions, where applicable.

(Unaudited)


Preferred Shares
The Funds have issued and outstanding $25,000 stated value Preferred shares. Each Fund's Preferred shares are issued in more than one Series. The dividend rate on each series may change every seven days, as set by the auction agent. The number of shares outstanding, by Series and in total, for each Fund is as follows:

                                                                         Insured
                                               Florida      Florida      Florida
                                            Investment      Quality      Premium
                                               Quality       Income       Income
--------------------------------------------------------------------------------
Number of shares:
   Series M                                         --        1,700           --
   Series T                                      3,080           --           --
   Series W                                         --           --        1,640
   Series Th                                        --        1,700        2,800
   Series F                                      2,200        1,280           --
--------------------------------------------------------------------------------
Total                                            5,280        4,680        4,440
================================================================================

Effective July 14, 1999, Florida Investment Quality issued 880 Series T $25,000 stated value preferred shares.

Effective July 12, 1999, Florida Quality Income issued 480 Series F $25,000 stated value preferred shares.

Insurance
Insured Florida Premium Income invests in municipal securities which are either covered by insurance or are backed by an escrow or trust account containing sufficient U.S. government or U.S. government agency securities, both of which ensure the timely payment of principal and interest. Each insured municipal security is covered by Original Issue Insurance, Secondary Market Insurance or Portfolio Insurance. Such insurance does not guarantee the market value of the municipal securities or the value of the Fund's shares. Original Issue Insurance and Secondary Market Insurance remain in effect as long as the municipal securities covered thereby remain outstanding and the insurer remains in business, regardless of whether the Fund ultimately disposes of such municipal securities. Consequently, the market value of the municipal securities covered by Original Issue Insurance or Secondary Market Insurance may reflect value attributable to the insurance. Portfolio Insurance is effective only while the municipal securities are held by the Fund. Accordingly, neither the prices used in determining the market value of the underlying municipal securities nor the net asset value of the Fund's shares include value, if any, attributable to the Portfolio Insurance. Each policy of the Portfolio Insurance does, however, give the Fund the right to obtain permanent insurance with respect to the municipal security covered by the Portfolio Insurance policy at the time of its sale.

Derivative Financial Instruments
The Funds may invest in transactions in certain derivative financial instruments including futures, forward, swap, and option contracts, and other financial instruments with similar characteristics. Although the Funds are authorized to invest in such financial instruments, and may do so in the future, they did not make any such investments during the six months ended December 31, 1999.

Custodian Fee Credit
Each Fund has an arrangement with the custodian bank whereby the custodian fees and expenses are reduced by credits earned on each Fund's cash on deposit with the bank. Such deposit arrangements are an alternative to overnight investments.

Use of Estimates
The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.

2. FUND SHARES
Transactions in Common and Preferred shares were as follows:

                      Florida Investment Quality       Florida Quality Income
                     ----------------------------   ----------------------------
                     Six Months Ended  Year Ended   Six Months Ended  Year Ended
                             12/31/99     6/30/99           12/31/99     6/30/99
--------------------------------------------------------------------------------
Common shares issued
   to shareholders
   due to reinvestment
   of distributions            35,915      74,913              8,580      45,825
================================================================================
Preferred shares sold             880          --                480          --
================================================================================

                                                         Insured Florida
                                                          Premium Income
                                                  ------------------------------
                                                  Six Months Ended    Year Ended
                                                          12/31/99       6/30/99
--------------------------------------------------------------------------------
Common shares issued to shareholders
   due to reinvestment
   of distributions                                             --            --
================================================================================
Preferred shares sold                                           --            --
================================================================================


3. DISTRIBUTIONS TO COMMON SHAREHOLDERS
The Funds declared Common share dividend distributions from their tax-exempt net investment income which were paid February 1, 2000, to shareholders of record on January 15, 2000, as follows:

                                                                         Insured
                                               Florida     Florida       Florida
                                            Investment       Quality     Premium
                                               Quality       Income       Income
--------------------------------------------------------------------------------
Dividend per share                             $ .0790      $ .0760      $ .0665
================================================================================


4. SECURITIES TRANSACTIONS
Purchases and sales (including maturities) of investments in long-term municipal securities and short-term municipal securities during the six months ended December 31, 1999, were as follows:

                                                                         Insured
                                               Florida      Florida      Florida
                                            Investment      Quality      Premium
                                               Quality       Income       Income
--------------------------------------------------------------------------------
Purchases:
   Long-term municipal securities          $52,161,232  $33,855,298  $23,931,790
   Short-term municipal securities           4,000,000    2,500,000           --
Sales and maturities:
   Long-term municipal securities           38,471,499   17,531,650   33,184,151
   Short-term municipal securities           4,000,000    2,500,000           --
================================================================================


At December 31, 1999, the identified cost of investments owned for federal income tax purposes were as follows:

                                                                         Insured
                                           Florida        Florida        Florida
                                        Investment        Quality        Premium
                                           Quality         Income         Income
--------------------------------------------------------------------------------
                                      $353,885,061   $314,631,981   $306,031,148
================================================================================

(Unaudited)

At June 30, 1999, the Funds' last fiscal year end, the following Funds had unused capital loss carryforwards available for federal income tax purposes to be applied against future capital gains, if any. If not applied the carryforwards will expire as follows:

                                                                         Insured
                                                            Florida      Florida
                                                           Quality       Premium
                                                             Income       Income
--------------------------------------------------------------------------------
Expiration year:
   2002                                                    $327,853   $  624,284
   2003                                                      95,170      555,689
   2004                                                     142,676      461,823
   2005                                                          --      261,244
--------------------------------------------------------------------------------
Total                                                      $565,699   $1,903,040
================================================================================


5. UNREALIZED APPRECIATION (DEPRECIATION)
Gross unrealized appreciation and gross unrealized depreciation of investments for federal income tax purposes at December 31, 1999, were as follows:

                                                                        Insured
                                             Florida      Florida       Florida
                                          Investment      Quality       Premium
                                             Quality       Income        Income
-------------------------------------------------------------------------------
Gross unrealized:
   appreciation                          $11,500,196   $9,067,919   $ 5,015,821
   depreciation                          (10,710,772)  (8,977,037)   (8,476,203)
-------------------------------------------------------------------------------
Net unrealized appreciation
   (depreciation)                        $   789,424   $   90,882   $(3,460,382)
===============================================================================


6. MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES
Under the Funds' investment management agreements with Nuveen Advisory Corp. (the "Adviser"), a wholly owned subsidiary of The John Nuveen Company, each Fund pays an annual management fee, payable monthly, at the rates set forth below, which are based upon the average daily net assets of each Fund as follows:

Average Daily Net Assets                                          Management Fee
--------------------------------------------------------------------------------
For the first $125 million                                           .6500 of 1%
For the next $125 million                                            .6375 of 1
For the next $250 million                                            .6250 of 1
For the next $500 million                                            .6125 of 1
For the next $1 billion                                              .6000 of 1
For net assets over $2 billion                                       .5875 of 1
================================================================================


The fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Funds pay no compensation directly to those of its Trustees who are affiliated with the Adviser or to their officers, all of whom receive remuneration for their services to the Funds from the Adviser.

7. COMPOSITION OF NET ASSETS
At December 31, 1999, net assets consisted of:

                                                                                                  Insured
                                                                        Florida      Florida      Florida
                                                                     Investment      Quality      Premium
                                                                        Quality       Income       Income
---------------------------------------------------------------------------------------------------------
Preferred shares, $25,000 stated value per share,
   at liquidation value                                            $132,000,000 $117,000,000 $111,000,000
Common shares, $.01 par value per share                                 163,802      141,520      142,909
Paid-in surplus                                                     228,454,156  203,655,482  202,667,966
Balance of undistributed net investment income                          471,855      571,812      622,307
Accumulated net realized gain (loss) from investment transactions      (812,542)    (318,110)  (3,466,495)
Net unrealized appreciation (depreciation) of investments               789,424       90,882   (3,460,382)
---------------------------------------------------------------------------------------------------------
Net assets                                                         $361,066,695 $321,141,586 $307,506,305
---------------------------------------------------------------------------------------------------------
Authorized shares:
   Common                                                             Unlimited    Unlimited    Unlimited
   Preferred                                                          Unlimited    Unlimited    Unlimited
=========================================================================================================

                           FINANCIAL HIGHLIGHTS
                           (Unaudited)
                           Selected data for a Common share outstanding
                           throughout each period:
                                                     Investment Operations
                                            ------------------------------------------
                                                              Net
                                                              Realized/
                           Beginning        Net               Unrealized
                           Net Asset        Investment        Investment
                           Value            Income            Gain (Loss)        Total
Florida Investment
Quality
Year Ended 6/30:
    2000 (a)               $15.03           $ .60             $ (.99)            $ (.39)
    1999                    15.66            1.16               (.59)               .57
    1998                    15.55            1.18                .23               1.41
    1997                    15.25            1.22                .27               1.49
    1996                    15.45            1.22               (.18)              1.04
    1995                    15.11            1.23                .41               1.64
Florida Quality
Income
Year Ended 6/30:
    2000 (a)                15.37             .59               (.93)              (.34)
    1999                    15.96            1.14               (.61)               .53
    1998                    15.66            1.16                .31               1.47
    1997                    15.26            1.18                .39               1.57
    1996                    15.29            1.18                 --               1.18
    1995                    14.69            1.19                .64               1.83
Insured Florida
Premium Income
Year Ended 6/30:
    2000 (a)                14.86             .53              (1.11)              (.58)
    1999                    15.49            1.03               (.67)               .36
    1998                    14.70            1.02                .81               1.83
    1997                    14.10            1.02                .61               1.63
    1996                    13.89            1.03                .22               1.25
    1995                    13.09            1.03                .84               1.87

                                                          Less Distributions
                           ----------------------------------------------------------------------------
                           Net              Net
                           Investment       Investment        Capital            Capital
                           Income           Income            Gains              Gains
                           to Common        to Preferred      to Common          to Preferred
                           Shareholders     Shareholders+     Shareholders       Shareholders+   Total
Florida Investment
Quality
Year Ended 6/30:
    2000 (a)               $ (.47)          $(.13)            $(.03)             $(.01)          $ (.64)
    1999                     (.96)           (.20)             (.03)              (.01)           (1.20)
    1998                     (.99)           (.22)             (.07)              (.02)           (1.30)
    1997                     (.97)           (.22)               --                 --            (1.19)
    1996                     (.99)           (.25)               --                 --            (1.24)
    1995                    (1.00)           (.28)             (.02)                --            (1.30)
Florida Quality
Income
Year Ended 6/30:
    2000 (a)                 (.46)           (.13)               --                 --             (.59)
    1999                     (.90)           (.22)               --                 --            (1.12)
    1998                     (.92)           (.25)               --                 --            (1.17)
    1997                     (.92)           (.25)               --                 --            (1.17)
    1996                     (.93)           (.28)               --                 --            (1.21)
    1995                     (.94)           (.29)               --                 --            (1.23)
Insured Florida
Premium Income
Year Ended 6/30:
    2000 (a)                 (.40)           (.13)               --                 --             (.53)
    1999                     (.76)           (.23)               --                 --             (.99)
    1998                     (.78)           (.26)               --                 --            (1.04)
    1997                     (.78)           (.25)               --                 --            (1.03)
    1996                     (.78)           (.26)               --                 --            (1.04)
    1995                     (.79)           (.28)               --                 --            (1.07)
                                                                                     Total Returns
                                                                                 -----------------------
                           Organization
                           and Offering
                           Costs and                                                             Based
                           Preferred        Ending                               Based           on
                           Share            Net               Ending             on              Net
                           Underwriting     Asset             Market             Market          Asset
                           Discounts        Value             Value              Value**         Value**
Florida Investment
Quality
Year Ended 6/30:
    2000 (a)               $(.02)           $13.98            $13.1250           (15.13)%        (3.69)%
    1999                     --              15.03             16.0000            (1.80)          2.22
    1998                     --              15.66             17.2500             9.08           7.70
    1997                     --              15.55             16.8125            10.68           8.56
    1996                     --              15.25             16.1250            11.60           5.19
    1995                     --              15.45             15.3750             8.98           9.43
Florida Quality
Income
Year Ended 6/30:
    2000 (a)               (.02)             14.42             12.9375           (15.22)         (3.25)
    1999                     --              15.37             15.7500             2.79           1.88
    1998                     --              15.96             16.1875             7.07           7.98
    1997                     --              15.66             16.0000            13.23           8.89
    1996                     --              15.26             15.0000             8.08           5.94
    1995                     --              15.29             14.7500            12.74          10.97
Insured Florida
Premium Income
Year Ended 6/30:
    2000 (a)                 --              13.75             12.7500            (9.84)         (4.84)
    1999                     --              14.86             14.5625             7.98            .73
    1998                     --              15.49             14.1875             7.38          10.87
    1997                     --              14.70             13.9375             9.30          10.01
    1996                     --              14.10             13.5000            12.22           7.15
    1995                     --              13.89             12.7500             5.59          12.75

                                                              Ratios/Supplemental Data
                           ----------------------------------------------------------------------------------
                                                                     Before Credit
                                            -----------------------------------------------------------------
                                                              Ratio of Net                       Ratio of Net
                                            Ratio of          Investment         Ratio of        Investment
                                            Expenses          Income to          Expenses        Income to
                                            to Average        Average            to Average      Average
                           Ending           Net Assets        Net Assets         Total           Total
                           Net              Applicable        Applicable         Net Assets      Net Assets
                           Assets           to Common         to Common          Including       Including
                           (000)            Shares++          Shares++           Preferred++     Preferred++
Florida Investment
Quality
Year Ended 6/30:
    2000 (a)               $361,067         1.28%*            8.12%*             .83%*           5.23%*
    1999                    355,644         1.15              7.39               .80             5.16
    1998                    364,755         1.14              7.55               .80             5.27
    1997                    361,837         1.15              7.87               .80             5.46
    1996                    355,708         1.15              7.89               .80             5.47
    1995                    357,534         1.18              8.21               .81             5.64
Florida Quality
Income
Year Ended 6/30:
    2000 (a)                321,142         1.31*             7.76*              .84*            5.00*
    1999                    322,433         1.19              7.13               .81             4.87
    1998                    329,973         1.18              7.26               .81             4.95
    1997                    324,882         1.20              7.63               .81             5.15
    1996                    319,015         1.22              7.64               .82             5.14
    1995                    319,351         1.29              8.05               .86             5.38
Insured Florida
Premium Income
Year Ended 6/30:
    2000 (a)                307,506         1.27*             7.30*              .82*            4.73*
    1999                    323,428         1.20              6.58               .80             4.39
    1998                    332,383         1.21              6.69               .80             4.44
    1997                    321,059         1.24              7.08               .81             4.60
    1996                    312,553         1.25              7.18               .81             4.66
    1995                    309,516         1.38              7.80               .88             4.95

                                                              Ratios/Supplemental Data
                           ----------------------------------------------------------------------------------
                                                       After Credit***
                           ------------------------------------------------------------------
                                            Ratio of Net                         Ratio of Net
                           Ratio of         Investment        Ratio of           Investment
                           Expenses         Income to         Expenses           Income to
                           to Average       Average           to Average         Average
                           Net Assets       Net Assets        Total              Total
                           Applicable       Applicable        Net Assets         Net Assets      Portfolio
                           to Common        to Common         Including          Including       Turnover
                           Shares++         Shares++          Preferred++        Preferred++     Rate
Florida Investment
Quality
Year Ended 6/30:
    2000 (a)               1.23%*           8.17%*            .79%*              5.27%*          11%
    1999                   1.15             7.39              .80                5.16            17
    1998                   1.14             7.55              .80                5.27             9
    1997                   1.15             7.87              .80                5.46             4
    1996                   1.15             7.89              .80                5.47            20
    1995                   1.18             8.21              .81                5.64             3
Florida Quality
Income
Year Ended 6/30:
    2000 (a)               1.25*            7.82*             .80*               5.03*            5
    1999                   1.19             7.13              .81                4.87            16
    1998                   1.18             7.26              .81                4.95            10
    1997                   1.20             7.63              .81                5.15            22
    1996                   1.22             7.64              .82                5.14            19
    1995                   1.29             8.05              .86                5.38             8
Insured Florida
Premium Income
Year Ended 6/30:
    2000 (a)               1.25*            7.32*             .81*               4.74*            8
    1999                   1.20             6.58              .80                4.39            11
    1998                   1.21             6.69              .80                4.44            11
    1997                   1.24             7.08              .81                4.60            21
    1996                   1.25             7.18              .81                4.66            26
    1995                   1.38             7.80              .88                4.95             5



*    Annualized.

** Total Return on Market Value is the combination of reinvested dividend income, reinvested capital gains distributions, if any, and changes in stock price per share. Total Return on Net Asset Value is the combination of reinvested dividend income, reinvested capital gains distributions, if any, and changes in net asset value per share. Total returns are not annualized.

***  After custodian fee credit, where applicable (note 1).

+    The amounts shown are based on Common share equivalents.

++ Ratios do not reflect the effect of dividend payments to Preferred shareholders; income ratios reflect income earned on assets attributable to Preferred shares.

(a)  For the six months ended December 31, 1999.

Build Your Wealth Automatically

Sidebar text: Nuveen offers a number of convenient ways to add to your portfolio and earn the tax-free income you need to achieve your financial goals.

Sidebar text: Nuveen makes reinvesting easy. A phone call is all it takes to set up your reinvestment account.

NUVEEN EXCHANGE-TRADED FUNDS DIVIDEND REINVESTMENT PLAN
Your Nuveen Exchange-Traded Fund allows you to conveniently reinvest dividends and/or capital gains distributions in additional fund shares. If you do not elect to reinvest distributions, all distributions are paid by check or can be deposited directly into your bank or brokerage account.

By choosing to reinvest, you'll be able to invest money regularly and automatically, and watch your investment grow through the power of tax-free compounding. You'll also potentially benefit from dollar-cost averaging, a technique of investing at regular intervals, which allows you to build a high-quality, tax-free portfolio conveniently and cost effectively over time.

Dollar-cost averaging does not ensure a profit, nor does it protect you against loss in a declining market. Because such a plan involves continuous investment regardless of fluctuating prices, investors should consider their financial ability to continue purchases through periods of low price levels.

EASY AND CONVENIENT
To make recordkeeping easy and convenient, each month you'll receive a statement showing your total dividends and distributions, the date of investment, the shares acquired and the price per share, and the total number of shares you own. Income or capital gains taxes may be payable on dividends or distributions that are reinvested.

HOW SHARES ARE PURCHASED
The shares you acquire by reinvesting will either be purchased on the open market or newly issued by the Fund. If the shares are trading at or above net asset value at the time of valuation, the Fund will issue new shares at the then-current market price. If the shares are trading at less than net asset value, shares for your account will be purchased on the open market. Dividends and distributions received to purchase shares in the open market will normally be invested shortly after the dividend payment date. No interest will be paid on dividends and distributions awaiting reinvestment. Because the market price of shares may increase before purchases are completed, the average purchase price per share may exceed the market price at the time of valuation, resulting in the acquisition of fewer shares than if the dividend or distribution had been paid in shares issued by the fund. A pro rata portion of any applicable brokerage commissions on open market purchases will be paid by Plan participants. These commissions usually will be lower than those charged on individual transactions.

FLEXIBILITY
You may, of course, change your distribution option or withdraw from the Plan at any time, should your needs or situation change. Should you withdraw, you can receive a certificate for all whole shares credited to your reinvestment account and cash payment for fractional shares, or cash payment for all reinvestment account shares, less brokerage commissions and a $2.50 service fee.

You can also reinvest if your shares are registered in the name of a brokerage firm, bank, or other nominee. Just ask your investment adviser if the firm will participate on your behalf. If not, it's easy to have the shares registered in your name and to apply for a reinvestment account directly. Participants whose shares are registered in the name of one firm may not be able to transfer the shares to another firm and continue to participate in the Plan.

The Fund reserves the right to amend or terminate the Plan at any time. Although the Fund reserves the right to amend the Plan to include a service charge payable by the participants, there is no direct service charge to participants in the Plan at this time.

For more information on the Nuveen Automatic Reinvestment Plan or to enroll in or withdraw from the Plan, speak with your financial adviser or call us at (800) 257-8787

Fund Information


BOARD OF TRUSTEES
Robert P. Bremner
Lawrence H. Brown
Anne E. Impellizzeri
Peter R. Sawers
William J. Schneider
Timothy R. Schwertfeger
Judith M. Stockdale

FUND MANAGER
Nuveen Advisory Corp.
333 West Wacker Drive
Chicago, IL 60606

CUSTODIAN, TRANSFER AGENT
AND SHAREHOLDER SERVICES
The Chase Manhattan Bank
4 New York Plaza
New York, NY 10004-2413
(800) 257-8787

LEGAL COUNSEL
Morgan, Lewis &
Bockius LLP
Washington, D.C.

INDEPENDENT AUDITORS
Ernst & Young LLP
Chicago, IL


FUND POLICIES
The Board of Trustees of your Fund recently modified certain investment policies of the Fund. The Fund was formerly not permitted to invest more than 5% of its total assets in Municipal Leases that contain "non-appropriation" clauses. In addition, your Fund was not permitted to invest more than 10% of its total assets in Municipal Leases and securities that are unmarketable, illiquid or not readily marketable. The Municipal Lease market has matured since the Fund's inception, and non-appropriation leases have become more liquid and widely accepted. The Nuveen Exchange-Traded Fund Board has eliminated the restrictions noted above, replacing them with requirements that the Funds limit investments in non-appropriation Municipal Leases to those that meet one or more of six criteria that indicate that the issuer will be motivated to continue to appropriate monies to make the payments under the Municipal Lease.

The Board also eliminated the Fund's policy not to invest more than 5% of its total assets in unsecured obligations of issuers which, together with their predecessors, have been in operation for less than three years.


Each fund intends to repurchase shares of its own common or preferred stock in the future at such times and in such amounts as is deemed advisable. No shares were repurchased during the 6-month period ended December 31, 1999. Any future repurchases will be reported to shareholders in the next annual or semiannual report.

Serving Investors for Generations

Photo of: John Nuveen, Sr.



For over a century, generations of Americans have relied on Nuveen to help them grow and keep the money they've earned. Financial advisers, investors and their families have associated Nuveen investments with quality, expertise and dependability since 1898. That is why financial advisers have entrusted the assets of more than 1.3 million investors to Nuveen.

With the know-how that comes from a century of experience, Nuveen continues to build upon its reputation for quality. Now, financial advisers and investors can count on Nuveen Investments to help them design customized solutions that meet the far-reaching financial goals unique to family wealth strategies - solutions that can translate into legacies.

Invest well. Look ahead. Leave your mark.

To find out more about how Nuveen investment products and services can help you preserve your financial security, talk with your financial adviser, or call us at (800) 257-8787 for more information, including a prospectus where applicable. Please read that information carefully before you invest.


LOGO: NUVEEN Investments
John Nuveen & Co. Incorporated
333 West Wacker Drive
Chicago, IL 60606-1286

www.nuveen.com

                                                                     FSA-1-12-99